                                 EXHIBIT 10.90




                           AIR FORCE MATERIAL COMMAND
                            HUMAN SYSTEMS CENTER/PKV
                                3207 NORTH ROAD
                           BROOKS AFB, TX 78235-5363





              AMENDMENT/MODIFICATION NO.: F41624-97-D-8011, P00001





                              DATED: MAY 28, 1998

                               TABLE OF CONTENTS
                            F41624-97-D-8011, P00001


PART I - THE SCHEDULE
Section A.. . . . . .Award/Contract Page  . . . . . . . . . . . . . . . . . . .  page 1

                     Table of Contents  . . . . . . . . . . . . . . . . . . . .  page 2

Section B            Supplies/Services & Price/Costs  . . . . . . . . . . . . .  pages 3-9

Section C            Description/Specs/Work Statement . . . . . . . . . . . . .  page 10

Section D            Packaging and Marking  . . . . . . . . . . . . . . . . . .  pages 11-12

Section E            Inspections and Acceptance   . . . . . . . . . . . . . . .  pages 13-16

Section F            Deliveries or Performance  . . . . . . . . . . . . . . . .  pages 17-18

Section G            Contract Administration Data   . . . . . . . . . . . . . .  pages 19-21

Section H            Special Contract Requirements  . . . . . . . . . . . . . .  pages 22-30

PART III - CONTRACT CLAUSES

Section I            Contract Clauses   . . . . . . . . . . . . . . . . . . . .  pages 31-77

PART III - DOCUMENTS, EXHIBITS/OTHER ATTACH

Section J            List of Exhibits/Attachments   . . . . . . . . . . . . . .  page 78

                     Exhibit A    . . . . . . . . . . . . . . . . . . . . . . .  page 1-55

                     Exhibit B    . . . . . . . . . . . . . . . . . . . . . . .  page 1-34

                     Exhibit C    . . . . . . . . . . . . . . . . . . . . . . .  page 1-53

                     Statement of Work    . . . . . . . . . . . . . . . . . . .  page 1-24

SECTION B - SUPPLIES OR SERVICES AND PRICES/COST



1.               FULL TEXT CLAUSES

B-001                     CONTRACT TYPE

Pursuant to FAR 16.102(b), it is in the Government's best interest to award this contract with the following contract types which shall be established within each Delivery Order:

                                  AMIS Coding      Contract Type
                                  -----------      -------------

                                       R           COST PLUS AWARD FEE (CPAF)
                                       U           COST PLUS FIXED FEE (CPFF)
                                       J           FIRM FIXED PRICE (FFP)


                 A. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE ONLY TO COST REIMBURSEMENT DELIVERY ORDER EFFORTS.



B-002                     ESTIMATED COST (FULL FUNDING)

Pursuant to FAR 52.232-20, "Limitation of Cost, "SECTION I hereof, the estimated cost is $_____________ [to be identified on the individual delivery order].


B-003                     ESTIMATED COST (INCREMENTALLY FUNDED - COST
                          REIMBURSEMENT)

Pursuant to FAR 52.232-22, "Limitation of Funds," SECTION I hereof, the total estimated cost is $__________ [TBD at delivery order). The amount presently available and allotted to this order is $__________ [TBD at delivery order]. It is contemplated that the funds presently allotted to this order will cover the work to be performed until (DATE).





                                   Section B

B-004                     PAYMENT OF FEE

Pursuant to AFMC FAR 5316.307(b) insert the following clause in Section B of each Cost Plus Fixed Fee (CPFF), delivery order:

5352.216-9001              PAYMENT OF FEE (JUL 1997)

The estimated cost and fee for this contract are shown below. The applicable fixed fee or target fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the Contracting Officer, it shall be paid as it accrues in regular installments based upon the percentage of completion of work (or the agree-upon period(s) for term contracts).

Estimated Cost $_______________

(insert target or fixed fee) Fee $_______________ )



                 B. THE FOLLOWING FULL TEXT CLAUSE IS APPLICABLE ONLY TO FIXED-PRICE DELIVERY ORDER EFFORTS.


B-005                     TOTAL PRICE [INCREMENTALLY FUNDED - FIXED PRICE]

Pursuant to DFARS 252.232-7007 ~"Limitation of Government's Obligation", Section H hereof, the total price is $_________ [TBD at delivery order]. The amount presently available and allotted to this order is $_________ [TBD at delivery order). In accordance with subparagraph (c), it is contemplated that the funds presently allotted to this order will cover the work to be performed
until   (DATE)..





                                   Section B

II.              CONTRACT LINE ITEMS


                                                                    Quantity                   Unit Price
Item No                   Supplies/Services                         Purch Unit                 Total Item Amount
-------                   -----------------                         ----------                 -----------------
0001                      CLIN see class: U                            1                              $
                                                                       LO                             $


                          noun:   FULL SERVICE ENVIRONMENTAL
                                  REMEDIATION EFFORTS
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: 9
                          [contract type will be specified in each delivery
                          order]

                          Descriptive Data:
                          The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites as set forth in Attachment 1, Statement of Work
                          (SOW), dated 28 Mar 97, and attached to Section J hereof. Specific work and the total amount shall be defined in individual orders issued pursuant to FAR
                          52.216-18, "Ordering," and IAW the Delivery Order SOW or Statement of Objectives (SOO).


0002                      CLIN see class:  U                        I                         $NSP
                                                                    LO                        $NSP

                          noun:  DATA - EXHIBITS A, B, AND C
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  Fob: D
                          pr/mipr data: FY7624-97-08183 type contract: 9
                          [contract type will be specified in each delivery
                          order]

                          Descriptive Data:
                          The contractor shall provide data in accordance with Contract D Requirements List (CDRL), DD Form 1423 dated 28 Mar 97, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual delivery orders. This CLIN is Not Separately Priced
                          (NSP). The prices associated with this CLIN are to be included with CLIN 0001.




                                   Section B

                                                                    Quantity                   Unit Price
Item No                   Supplies/Services                         Purch Unit                 Total Item Amount
-------                   -----------------                         ----------                 -----------------
0003                      CLIN see class: U                             1                              $
                                                                        LO                             $


                          noun:   AWARD FEE POOL - EVALUATION PERIOD 1
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 1. The period of performance of evaluation period 1 is from _____ to _____ [TBD after contract award].

  0004                    CLIN see class:  U                        I                         $
                                                                    LO                        $


                          noun: AWARD FEE POOL - EVALUATION PERIOD 2
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  Fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 2. The period of performance of evaluation period 2 is from _____ to _____ [TBD after contract award].





                                   Section B

                                                                    Quantity                   Unit Price
Item No                   Supplies/Services                         Purch Unit                 Total Item Amount
-------                   -----------------                         ----------                 -----------------
0005                      CLIN see class: U                              1                             $
                                                                         LO                            $


                          noun:   AWARD FEE POOL - EVALUATION PERIOD 3
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 3. The period of performance of evaluation period 3 is from _____ to _____ [TBD after contract award].


0006                      CLIN see class:  U                        I                         $
                                                                    LO                        $


                          noun: AWARD FEE POOL - EVALUATION PERIOD 4
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  Fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 4. The period of performance of evaluation period 4 is from _____ to _____ [TBD after contract award].





                                   Section B

                                                                    Quantity                   Unit Price
Item No                   Supplies/Services                         Purch Unit                 Total Item Amount
-------                   -----------------                         ----------                 -----------------
0007                      CLIN see class: U                              1                              $
                                                                         LO                             $


                          noun:   AWARD FEE POOL - EVALUATION PERIOD 5
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 5. The period of performance of evaluation period 5 is from _____ to _____ [TBD after contract award].


0008                      CLIN see class:  U                        I                         $
                                                                    LO                        $


                          noun: AWARD FEE POOL - EVALUATION PERIOD 6
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 6. The period of performance of evaluation period 6 is from _____ to _____ [TBD after contract award].





                                   Section B

                                                                    Quantity                   Unit Price
Item No                   Supplies/Services                         Purch Unit                 Total Item Amount
-------                   -----------------                         ----------                 -----------------
0009                      CLIN see class: U                             1                              $
                                                                        LO                             $


                          noun:   AWARD FEE POOL - EVALUATION PERIOD 7
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 7. The period of performance of evaluation period 7 is from _____ to _____ [TBD after contract award].


0010                      CLIN see class:  U                        I                         $
                                                                    LO                        $


                          noun: AWARD FEE POOL - EVALUATION PERIOD 8
                          acrn:            nsn:
                          site codes       pqa: D
                          acp: D                  fob: D
                          pr/mipr data: FY7624-97-08183 type contract: R

                          Descriptive Data:
                          The CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF delivery order in evaluation period 8. The period of performance of evaluation period 8 is from _____ to _____ [TBD after contract award].





                                   Section B

                                   SECTION C


                        DESCRIPTION/SPECS/WORK STATEMENT



I. The work to be performed will be in accordance with the Statement of Work (SOW) set forth in Attachment I attached to Section J and as stated in Section B. Specific work requirements will be identified on individual Delivery Orders through the SOW or Statement of Objectives (SOO).



II. The specifications for data, as identified in the Contract Data Requirements List (CDRL), are included herein as Exhibits A, B & C attached to Section J of the contract. Specific data deliverable requirements will be identified on individual Delivery Orders.





                                   Section C

                                                           P00001 Page 11 of 78


                                   SECTION D

                             PACKAGING AND MARKING

1.  AFMC FAR SUPPLEMENT CLAUSES IN FULL TEXT

                 THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.


5352.247-9008    CONTRACTOR COMMERCIAL PACKAGING AND
                 MARKING (AFMC) (JUL 1997)


(a) Items shall be packaged and marked in accordance with the Contractor's best commercial practice to ensure undamaged arrival at destination. Individual shipments exceeding 150 pounds, 108 inches in length, or 130 inches in girth plus length shall be packaged on skidded crates or palletized to allow handling by forklift.

(b) The exterior container shall be marked (readable from 24 inches): "NOT FOR OUTSIDE STORAGE."


5352.247-9009    MILITARY PACKAGING AND MARKING (AFMC) (JUL 1997)



Items shall be packaged in accordance with MIL-STD-2073, Standard Practice for Military Packaging. Shipping and storage markings shall be in accordance with MIL-STD-129, Military Standard Marking for Shipment and Storage.


II.  ADDITIONAL FULL TEXT CLAUSES

                 THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFF0RTS.


 D-001           PROHIBITED PACKING MATERIALS

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopia or non-neutral material) is prohibited.

D-002            CAUTION MARKINGS - ASBESTOS MATERIALS

In accordance with 29 CFR 191 0.1001, the following caution labels shall be placed on all products containing asbestos fibers and to containers of all items containing asbestos in a form that can be inhaled.

                  CAUTION

                                  Section D

                  CONTAINS ASBESTOS FIBERS

                  AVOID CREATING DUST

                  BREATHING ASBESTOS DUST CAN CAUSE SERIOUS BODILY HARM

THE ABOVE LABEL SHALL BE PRINTED IN LETTERS OF SUFFICIENT SIZE AS TO BE READILY VISIBLE AND LEGIBLE.

D-003             TRANSPORTATION OF HAZARDOUS WASTE

For the transportation of hazardous wastes and/or contaminated materials to off-site treatment, storage and/or disposal facilities, see the Statement of Work paragraph 4.6.3.





                                   Section D

                                   SECTION E

                           INSPECTION AND ACCEPTANCE

1.  FEDERAL ACQUISITION REGULATION CLAUSES

                 A. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO COST REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

52.246-13        INSPECTION - DISMANTLING, DEMOLITION, OR REMOVAL
                 OF IMPROVEMENTS (AUG 1996)

                 B. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO FIXED-PRICE DELIVERY ORDER EFFORTS.

52.246-12        INSPECTION OF CONSTRUCTION (AUG 1996)

II.  DEFENSE FAR SUPPLEMENT CLAUSES

                 THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO BOTH COST REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

252.246-7000     MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

III.  FAR CLAUSE IN FULL TEXT

                 THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT DELIVERY ORDER EFFORTS.

52.246-12        INSPECTION OF CONSTRUCTION (AUG 1996) (DEVIATION)

                 (a) Definition. "Work" includes, but is not limited to, materials, workmanship, and manufacture and fabrication of components.

                 (b) The Contractor shall maintain an adequate inspection system and perform such inspections as will ensure that the work performed under the contract conforms to contract requirements. The Contractor shall maintain complete inspection records and make them available to the Government. All work shall be conducted under the general direction of the Contracting Officer and is subject to Government inspection and test at all places and at all reasonable times before acceptance to ensure strict compliance with the terms of the contract.

                 (c) Government inspections and tests are for the sole benefit of the Government and do not--




                                   Section E

                                                           P00001 Page 14 of 78

                     (1) Relieve the Contractor of responsibility for providing adequate quality control measures;

                     (2) Relieve the Contractor of responsibility for damage to or loss of the material before acceptance;

                     (3) Constitute or imply acceptance; or

                     (4) Affect the continuing rights of the Government after
                         acceptance of the completed work under paragraph (i) of this section.


                 (d) The presence or absence of a Government inspector does not relieve the Contractor from any contract requirement, nor is the inspector authorized to change any term or condition of the specification without the Contracting Officer's written authorization.

                 (e) The Contractor shall promptly furnish, at no increase in the estimated contract price, all facilities, labor, and material reasonably needed for performing such safe and convenient inspections and tests as may be required by the Contracting Officer. The Government shall perform all inspections and tests in a manner that will not unnecessarily delay the work. Special, full size, and performance tests shall be performed as described in the contract.

                 (f) The Contractor shall, at no increase in the estimated contract price, replace or correct work found by the Government not to conform to contract requirements, unless in the public interest the Government consents to accept the work. The Contractor shall promptly segregate and remove rejected material from the premises.

                 (g) If the Contractor does not promptly replace or correct rejected work, the Government may by contract or otherwise, replace or correct the work.

                 (h) If, before acceptance of the entire work, the Government decides to examine already completed work by removing it or tearing it out, the Contractor, on request, shall promptly furnish all necessary facilities, labor, and material. The Contracting Officer shall make a contract price adjustment for the additional services involved in the examination and reconstruction, including, if completion of the work was thereby delayed, an extension of time.



                                   Section E

                                  (i) Unless otherwise specified in the
contract, the Government shall accept, as promptly as practicable after completion and inspection, all work required by the contract or that portion of the work the Contracting Officer determines can be accepted separately. Acceptance shall be final and conclusive except for latent defects, fraud, gross mistakes amounting to fraud, or the Government's rights under any warranty or guarantee.

IV.  AFMC FAR SUPPLEMENT CLAUSE IN FULL TEXT

                 THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED PRICE DELIVERY ORDER EFFORTS.

5352.246-9000             MATERIAL INSPECTION AND RECEIVING REPORT
                          OMB NO. 0704-0248 (AFMC) (JUL 1997)

(a) As specified by DFARS, Appendix F, Table 2, a copy of DD Forms 250 shall be forwarded to the following address:

(1) Forward the purchasing office copy to:         (HSC/PKV)
                                                   [Cognizant Delivery order
                                                    Contract Administrator
                                                   3207 North Road
                                                   Brooks AFB, TX 78235-5363

(2) For shipments involving Military Assistance Program (MAP), Grant Aid (GA), or Foreign Military Sales (FMS) requirements, an additional copy shall be sent to: (insert address).

(3) Additional distribution of DD Forms 250 is to be made to the following address(es): (insert address(es) or not applicable).

(b) These special instructions shall be included in any subcontract hereunder where the items purchased from the subcontractor are to be shipped directly to the U.S. Government or to a foreign destination.

(c) If delivery of , GA, or FMS items to foreign destinations is required, the copies of DD Forms 250 required by DFARS, Appendix F, Table 2, Material Inspection and Receiving Report, Special Distribution, shall be forwarded to the "ship to" address designated in the contract.


V. ADDITIONAL FULL TEXT CLAUSES





                                   Section E

                 THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

E-001                     INSPECTION AND ACCEPTANCE

                 (a) Inspection and acceptance of performance shall be made by the Contracting Officer Representative (COR) designated on the respective delivery order.

                 (b) Inspection and acceptance of data shall be in accordance with the Contract Data Requirements List (CDRLS) attached hereto. In those instances where the symbol "LT" appears in Block 7 which would otherwise designate the point for final inspection and acceptance, the place for such final inspection and acceptance shall be at the office designated in Block 6, "Requiring office."





                                   Section E

                                   SECTION F

                           DELIVERIES OR PERFORMANCE


I.  FEDERAL ACQUISITION REGULATION CLAUSES

                 A. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

52.247-34        F.O.B. DESTINATION (NOV 1991)

                 B. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE ONLY TO THE COST-REIMBURSEMENT DELIVERY ORDER EFFORTS.

52.211-10        COMMENCEMENT, PROSECUTION AND COMPLETION OF WORK (APR 1984)
                 (DEVIATION)

                 (The information to be inserted in the
                 above-referenced clause is as follows: - In paragraph reference (a), insert "... within [CO fill-in number of calendar days on each delivery order]. - In paragraph reference (c), insert "...not later than [the date specified in Section F of the delivery order.

 52.242-15       STOP-WORK ORDER (AUG 1989)
                 ALTERNATE I (APR 1984) (DEVIATION)

                 C. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE ONLY TO THE FIXED-PRICE DELIVERY ORDER EFFORTS.

52.211-10        COMMENCEMENT, PROSECUTION AND COMPLETION OF WORK
                          (APR 1984)

                 (The information to be inserted in the
                 above-referenced clause is as follows: - In paragraph reference (a), insert "... within [CO fill-in on each delivery order]. - In paragraph reference (c), insert "...not later than [CO fill-in # of days

or

                     Calendar date on each delivery order].

52.242-14        SUSPENSION OF WORK (APR 1984)





                                   Section F

II.  THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH
COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.


F-001                         DELIVERIES OR PERFORMANCE

The Contractor shall deliver/perform the Item(s) called for in accordance with the Line Item(s) set forth in the individual delivery orders hereto. The abbreviation "U" as may be used means either "Unknown" or "To Be Determined." The abbreviation "ASREQ" as may be used means "As Required Herein."

F-002                         ORDERING PERIOD

Contract period of performance shall commence upon receipt of a fully executed contract and continue for ninety-six (96) months thereafter. No new orders will be placed after the end of the sixtieth (60th) month.





                                   Section F

                                   SECTION G

                          CONTRACT ADMINISTRATION DATA



I.   AF FAR SUPPLEMENT CLAUSE IN FULL TEXT

                 THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO BOTH COST REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

5352.232~-9000            REMITTANCE ADDRESS (MAY 1996)
  If the remittance address is different from the mailing address, enter the remittance address below. Failure to provide this information may impact payment.

---------------------------------------------

---------------------------------------------

---------------------------------------------

III.  ADDITIONAL FULL TEXT CLAUSES


                 A. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

G-001                      ESTIMATED CONTRACT AMOUNT

The total program value for this acquisition is $475,000,000. The total dollar value of all orders placed on all contracts awarded will not exceed the total program value. The dollar amount of orders placed on any one contract cannot be determined in advance. Delivery orders will be placed in accordance with the terms of this solicitation/contract.


                 B. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE ONLY TO COST-REIMBURSEMENT DELIVERY ORDER EFFORTS.

G-002                     INVOICE AND PAYMENT PROCESS (COST REIMBURSEMENT)

                 (a) A public voucher SF 1034, shall be submitted for each delivery order to the cognizant Defense Contract Audit Agency (DCAA) office pursuant to FAR 52.216-7





                                   Section G

"Allowable Cost and Payment" clause. Copies (2) shall be forwarded concurrently to the cognizant Contract Administrator at HSC/PKV, 3207 North Road, Brooks AFB, TX 78235-5363, for AFCEE review. Under the provisions of FAR 42.803(b), the DCAA auditor, as the authorized representative of the Contracting Officer for examining vouchers received directly from contractors, will transmit provisionally approved vouchers to the cognizant disbursing office for payment.

                 (b) Those costs claimed, which are determined by the DCAA auditor to be unallowable or suspended, will be identified on DCAA Form I "Notice of Contract Costs Suspended and/or Disapproved," which will be issued to the contractor, with a copy to cognizant ACO and one to the Contract Administrator at HSC/PKV. On such actions of suspended or disapproved costs, the contractor may appeal in writing to the cognizant ACO, who will make a determination promptly in writing. Any final decision by the Contracting Officer may be appealed thereafter in accordance with the provisions of the "Disputes" clause of the contract.

                 (c) (1) For purposes of Award Fee billing, submittal of the public voucher shall be accompanied by the modification authorizing payment of Award Fee dollars.

                          (2) For purposes of Fixed Fee billing, the contractor
will submit an invoice to the Contract Administrator at HSC/PKV for the Contracting Officer Representative's (COR) substantiation and certification as to agreement of the percentage of work completed and forward approved invoice to the cognizant disbursement office for payment.

                 (d) Upon delivery order completion, the last voucher under each delivery order shall be identified as final. Final payment under each fixed price delivery order will be made upon final acceptance as evidence by an executed and approved DD Form 250Z with a contractor assigned shipment number. The contractor shall forward the DD250Z to the cognizant Contract Administrator at HSC/PKV, 3207 North Road, Brooks AFB, T'X 78235-5363 for processing.


                 B. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO ONLY THE FIXED-PRICE DELIVERY ORDER EFFORTS.


G-003                     INVOICE AND PAYMENT PROCESS (FIXED-PRICE)

                 (a) Firm-Fixed Price (FFP) delivery order acceptance and payment will be accomplished in accordance with FAR 52.232-5. The contractor's monthly estimate of the amount and value of work accomplished shall be submitted on a contractor signed and dated "Certificate of Performance" (CP) accompanied by a completed contractor invoice. The contractor shall provide the original plus a copy of the CP and the invoice to the cognizant Contract Administrator at HSC/PKV, 3207 North Road, Brooks AFB, TX 78235-5363.

                 (b) After approval of the estimate by the Contracting Officer Representative (COR), the original CP and invoice will be forwarded to the cognizant disbursing office for payment.

                 (c) Upon delivery order completion, the last invoice under each delivery order shall be identified as final. Final payment under each fixed price delivery order will be





                                   Section G
made upon final acceptance as evidence by an executed and approved DD Form 250Z with a contractor assigned shipment number. The contractor shall forward the DD250Z to the cognizant Contract Administrator at HSC/PKV, 3207 North Road, Brooks AFB, TX 78235-5363 for processing.




                                   Section G

                                   SECTION H

                  SPECIAL CONTRACT REQUIREMENTS (SCR) - INDEX



1.  FULL TEXT CLAUSES

                 ANY CLAUSES REQUIRING MODIFICATION FOR OVERSEAS WORK SHALL BE ADDRESSED AT THE DELIVERY ORDER LEVEL.

H-001                     COMSEC NOTICE

H-002                     INCORPORATION OF SECTION K OF THE SOLICITATION BY REFERENCE

H-003                     RELEASE OF INFORMATION

*H-004                    BASE FEE

H-005                     LABORATORY REVIEW AND AUDIT PROGRAM

H-006                     LEGAL HOLIDAYS

H-007                     TRANSPORTATION OF HAZARDOUS WASTES AND CONTAMINATED MATERIALS

H-008                     HOURS OF WORK

H-009                     STANDARD COMMERCIAL WARRANTY

H-010                     MINIMUM GUARANTEE

H-011                     CONSTRUCTION PERMIT

H-012                     CONSIDERATION FACTORS FOR DELIVERY ORDERS (SELECTION CRITERIA)

H-013                     ORDERING PROCEDURES

H-014                     TEAMING ARRANGEMENTS

* Applicable to CPAF orders only





                                   Section H

II.  FULL TEXT CLAUSES

                 THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO BOTH COSTREIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS, WITH THE EXCEPTION THAT H-004 ENTITLED, BASE FEE IS APPLICABLE ONLY TO COST-REIMBURSEMENT EFFORTS.

H-001                     COMSEC NOTICE

All communications with DoD organizations are subject to communications security (COMSEC) review. Contractor personnel will be aware that telecommunications networks are continually subject to intercept by unfriendly intelligence organizations. The DoD has authorized the military departments to conduct COMSEC monitoring and recording of telephone calls originating from, or terminating at, DoD organizations. Tberefore, civilian Contractor personnel are advised that any time they place a call to, or receive a call from, a USAF organization, they are subject to COMSEC procedures. The Contractor will assume the responsibility for ensuring wide and frequent dissemination of the above information to all employees dealing with official DoD information. (AFI 33-219)

H-002                     INCORPORATION OF SECTION K OF THE SOLICITATION BY
REFERENCE

Pursuant to Federal Acquisition Regulation (FAR) 15.406-1(b), SECTION K of the solicitation is hereby incorporated herein by reference.

H-003                     RELEASE OF INFORMATION

                 (a) The Contractor shall not make public release of any information relating to all or any part of this contract without prior approval of the Office of Public Affairs, AFCEE/PA, 3207 North Road, Brooks AFB TX 78235-5363.

                 (b) For the purpose of this clause, "information" includes but is not limited to news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association meetings, symposia, published professional papers, etc. (Except for deliverables listed in the Delivery Order)

                 (c) Two copies of any information to be released must be submitted to AFCEE/PA for security and policy review and clearance 45 days prior to release. Information copies will also be sent to the cognizant Contracting Officer and AFCEE Team Chief. Papers/presentations co-authored with an Air Force author may be submitted by either author.

                 (d) The Contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the agency set forth below:

                      The Air Force Center For Environmental Excellence
                     (AFCEE) Brooks AFB Texas





                                   Section H

                 (e) Nothing in the foregoing shall affect compliance with the requirements of the clause of this contract entitled "Security Requirements".

                 (f) The Contractor further agrees to include this clause in any subcontract awarded as a result of this contract.

H-004                 BASE FEE

This contract incorporates the proposed award fee plan of Zero percent for the base fee and up to Six percent for the award fee. The Contractor shall receive a base fee amount of zero percent (0%) of the estimated cost negotiated on each Cost-Reimbursement delivery order. Award fee will be determined in accordance with the Award Fee Plan and Special Contract Requirement AFMC FAR Sup 5352.216-9003 (JUL 1997).

H-005             LABORATORY REVIEW AND AUDIT PROGRAM

                 (a) The Contractor agrees the laboratory performing analyses required by this contract shall participate in an inter-laboratory comparison program conducted by the US EPA, NIOSH, OSHA and/or equivalent laboratories depending on the type of analyses requested. This will be subject to audit by AFCEE and/or its GSE&I contractor representative to ensure that the systems and procedures described in the contractor's QAPP, laboratory QA/QC plan, and other supporting documentation are operational and in conformance with contract requirements. Evaluation reports on laboratory performance shall be made available to AFCEE upon request. AFCEE may also request the contractor to ship a limited number of duplicate project samples to a referee laboratory and/or to analyze proficiency test samples provided by AFCEE or its GSE&I contractor.

                 (b) The field work, field sampling, laboratory analyses and any other work performed by the Contractor or its subcontractors for this contract are subject to inspection, review, and audit by AFCEE personnel or GSE&I contractor representatives under AFCEE direction. This will be to ensure that the systems and procedures described in the Contractor's Quality Program Plan (QPP) and supporting documentation are operational and in conformance with contract requirements.

                 (c) GSE&I personnel are not authorized to direct the Contractor in any manner. It is expressly understood that the operation of this clause shall not be the basis of an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by written direction of the Contracting Officer.





                                   Section H

H-006            LEGAL HOLIDAYS

        The following legal holidays are observed by each United States Military installation:

                 New Year's Day                                 01 January
                 Martin Luther King's Birthday                  Third Monday in January
                 President's Day                                Third Monday in February
                 Memorial Day                                   Last Monday in May
                 Independence Day                               04 July
                 Labor Day                                      First Monday in September
                 Columbus Day                                   Second Monday in October
                 Veteran's Day                                  11 November
                 Thanksgiving Day                               Fourth Thursday in November
                 Christmas Day                                  25 December

NOTE: Any of the above holidays falling on a Saturday will be observed on the preceding Friday; holidays falling on a Sunday will be observed on the following Monday.

H-007     TRANSPORTATION OF HAZARDOUS WASTES AND CONTAMINATED MATERIALS

In the performance of a Delivery Order, the Contractor may be required to transport hazardous waste and/or contaminated materials to off-site treatment or disposal facilities. When such transportation is stipulated, the Contractor shall comply with the following requirements.

                 (a) The Contractor shall ensure that all waste transporters maintain insurance coverage for the transportation of hazardous waste as prescribed by all Federal, State, and/or local regulations and statutes.

                 (b) The Contractor shall ensure that all waste transport contractors provide the Contracting Officer Representative (COR) with a copy of their completed Resource Conservation and Recovery Act (RCRA) Part A waste transporter application and a notarized copy of their Environmental Protection Agency (EPA) waste transport identification number.

                 (c) The Contractor shall ensure that all waste transport contractors provide the COR with notarized statements describing the status and background of any civil or criminal lawsuits filed against them within the last ten years.

                 (d) The Contractor shall ensure that only trucks certified by the manufacturer as meeting the Department of Transportation (DOT) 311 and 312 specifications are used to transport bulked liquid waste.

                 (e) The Contractor shall ensure that all Installation Restoration Program (IRP) waste materials transported to any off-site locations have waste manifests signed by the Government accompanying the shipments.

                 (f) The Contractor shall ensure that all IRP waste materials transported on public roads have bills of lading accompanying the shipments in addition to waste manifests.





                                   Section H

                 (g) The Contractor shall ensure that all waste transport vehicle operators comply with the minimum health and safety training requirements specified by EPA, DOT and the Occupational Safety and Health Administration (OSHA) for hazardous waste vehicle operators.

                 (h) The Contractor shall obtain letters of commitment from waste haulers and from treatment, disposal, or recovery facility owners/operators to haul and accept Air Force waste shipments. The letters shall indicate all agreements and commitments for handling and acceptance of the specified materials as described in each contract.

H-008            HOURS OF WORK

The normal hours of work on military installations (unless otherwise stated) are from 7:30 am. to 4:30 p.m., Monday through Friday, excluding holidays. The lunch period for Contractors requiring escorts is from 11:30 am. to 12:30 p.m. Access to work sites may be restricted to these hours and days. For work during other than normal hours of work, the Contractor shall submit, in writing, for the Contracting Officer's approval, a notice of any period of scheduled work at times other than the normal hours of work specified above. This notice shall be submitted not less than three (3) work days prior to each period of work scheduled at times other than normal hours of work including Federal holidays.

H-009            STANDARD COMMERCIAL WARRANTIES

The contractor agrees that any and all supplies or equipment furnished under this contract shall be covered by the most favorable standard commercial warranty the contractor gives to any customer and that the rights and remedies provided herein are in addition to and do not limit any rights afforded to the Government by any other clause of this contract. The contractor shall mark all shipping documents and containers so that any warranted items are readily identifiable on delivery. A copy of all warranties and associated information will be provided to the Government upon completion of the effort. The effective date of any warranty will be upon final inspection and acceptance by the Contracting Officer Representative (COR) designated in the applicable delivery order in accordance with the "Inspection and Acceptance" clauses in Section E of this contract.

H-010            MINIMUM GUARANTEE

Notwithstanding FAR 52.216-19, Delivery Order Limitations (APR 1984), if no orders are placed against this contract, the Contractor shall be paid the minimum guarantee of $15,000 in total.

H-01 I           CONSTRUCTION PERMIT

                 (a) Properly approved and coordinated construction permits, including but not limited to, AF Form 103, easements, drilling permits, rights of entry, or leases, shall be in place prior to the contractor performing field activities. Field activities include, but are not limited to, excavation; installation of monitoring; extraction and injection wells; performing borings; installation of treatment systems; groundwater containment systems.

                 (b) AF Form 103 shall be obtained by the contractor from the designated Air Force base personnel prior to performing field activities on Air Force property.





                                   Section H

                 (c) Easements, drilling permits, rights of entry, or leases shall be obtained by the contractor from the appropriate Air Force offices prior to performing any field activities related to off site contamination.

H-012            CONSIDERATION FACTORS FOR DELIVERY ORDERS
                (SELECTION CRITERIA)

In accordance with FAR 16.505 the following procedures will be used by the Contracting Officer to ensure fair opportunity to be considered in the placement of delivery orders. Fair opportunity to be considered for placement of all delivery orders will consist of a Government review of the following applicable consideration factors (no relative order of importance):

                 (a) specific technical and/or management capabilities,

                 (b) proximity to the proposed work site,

                 (c) availability of labor and resources,

                 (d) the contractors' performance on prior delivery orders, including:

                             (1) cost control,

                             (2) quality of work,

                             (3) customer satisfaction,

                             (4) compliance with law and regulation especially
regarding local preference and socioeconomic factors.

                 (e) schedule drivers (regulatory drivers, risk, reuse, obligation rates)

                 (f) cost

Based on the Government review and at the Contracting Officer's discretion, a delivery order may be competed using these factors.

The ombudsman shall review complaints from the contractors and ensure that all contractors are afforded a fair opportunity to be considered, consistent with the procedures in this clause. The delivery order ombudsman is the Director of Contracting, HSC/PK, 8005 9th Street, Brooks AFB TX 78235-5353, (210) 536-6312.





                                   Section H

H-013                        ORDERING PROCEDURES

Each delivery order shall be issued in accordance with the following procedures:

                 (a) Request for Proposal - The Contracting Officer will furnish the contractor with a written request for proposal. The request will include:

                             (1) A description of the specified work and data
items required, including the site location,

                             (2) the anticipated performance period and critical
milestones,

                             (3) any Government-Furnished property, material,
or base support to be made available for performance of the order,

                                  - Site Visit date
                                  - Rough Orders of Magnitude (ROM)
                                  - Lease versus Buy Analysis

                             (4) any other pertinent information, (such as
applicable Davis-Bacon wage rates).

                 (b) Proposal - The Contractor shall, within the time specified in the order RFP, provide the Contracting Officer an original and copies [as determined at delivery order level] of the proposal. Additional copies may be required in accordance with AFMC FAR Sup 5352.2-15-9007 (in Part A of this Section) and DFARs 215.805-5(a)(1)(A) "Field Pricing Support". The proposal shall address:

                             (1) The comprehensive technical and management
approach to accomplish the work effort;

                             (2) a detailed cost or pricing proposal in
accordance with the instructions set forth in the RFP and FAR 15.804-6, Table 15-2;

                             (3) a proposed schedule for completing the delivery
order efforts;

                             (4) proposed Small Business and Small
Disadvantaged Business Subcontract Plan Goals; (if applicable);

                             (5) any other pertinent information;

                 (c) Discussions/Negotiations - The following is based on SCR H-012:

                             (1) Fair Opportunity to be Considered (one
contractor solicited) - Upon receipt of the proposal, the Contracting Officer and Technical Representatives will review the proposal and enter into discussions/negotiations with the contractor as may be necessary.

                             (2) Fair Opportunity to be Considered (multiple
contractors solicited) - Upon receipt of the proposals, the Contracting Officer and Technical Representatives will review the initial proposals, decide to award without conducting discussions/negotiations or hold discussion with one or more contractors. When discussions/negotiations are conducted, each participating contractor shall be given one opportunity to revise its initial

                                   Section H
proposal to reflect any changes that result from the discussions/negotiations. The Contracting Officer will award the delivery order to the contractor offering the best value to the government, based on either the initial or a revised proposal. Unsuccessful offerors will be notified.

                      (d) At the conclusion of discussions/negotiations, if requested by the Contracting Officer, the Contractor shall provide a Certificate of Current Cost or Pricing Data pursuant to FAR 15.804-2 using the format as set forth in FAR 15.804-4(a), if applicable. The Contracting Officer will unilaterally issue a Delivery Order which shall include:

                          (1) Date of the order;

                          (2) Contract and Delivery Order numbers;

                          (3) Statement of Work, including references to
applicable specifications;

                          (4) Applicable Data Item Numbers from the Contract
Data Requirement List (CDRL).

                          (5) any Government-furnished property, material, or
base support to be made available for performance of the order;

                          (6) the agreed-to total amount and appropriate break
out for the specific contract type;

                          (7) accounting and appropriation data;

                          (8) the names, addresses and phone numbers of the
applicable Contracting Officer Representative (COR) as well as any other necessary points of contact; and

                          (9) any other pertinent information deemed necessary
to the performance of the order.

                 (e) The contractor shall commence all necessary and required preliminary work, to include but not be limited to, all required permits and/or bonds, if applicable, and those required data items (see contract Exhibits A, B and C), upon receipt of a duly executed delivery order or Notice of Award (NOA) signed by the Contracting Officer. The Contractor may visit the site to perform any necessary and required efforts prior to actual mobilization and start-up at the site. Pursuant to SCR H-011 and AFMC FAR Supplement 5352.228-9003, the contractor shall not commence actual remedial action/construction work at the site until receipt of a written Notice-To-Proceed (NTP) signed by the Contracting Officer. Prior to issuance of the NTP, the Government reserves the right to convene a post-award pre-construction conference at the applicable site. The contractor shall attend any such conference as directed by the Contracting Officer Representative. The contractor shall not deliver any materials or equipment to the site prior to receipt of an NTP or a written authorization signed by the Contracting Officer Representative.

H-014             TEAMING ARRANGEMENTS

                 (a) If this contract was awarded from an offer submitted on the basis of a major teaming arrangement, the government's consideration of the contractor for placement of




                                   Section H
delivery orders will reflect the teaming arrangement. In the event that the teaming arrangement is dissolved or significantly changed, the government reserves the right to reconsider the suitability of the changed arrangements for purposes of issuing delivery orders.

                 (b) Your teaming approach and major team members provided in your proposal are hereby incorporated as set forth in AFMC FAR clause 5352.215.9005(JUL 1997). The major teaming partners are listed below:

Sverdrup Civil, Inc., Maryland Heights, MO
Granite Construction Company, 735 W. Beach St., Watsonville, CA
Ferguson-Harbour, Inc., 340 Rockland Road, Hendersonville, TN
ERM Program Management Company, 855 Springdale Dr. Exton PA

                 (c) Should it become advantageous to deviate from the initial teaming arrangement, the contractor should request approval from the Contracting Officer before making such arrangements.

                 (d) This does not authorize contractor team arrangements in violation of antitrust statutes or limit the Government's rights to require consent to subcontract. The prime contractor is held fully responsible for contract performance, regardless of any team arrangement between the prime contractor and its subcontractors.

                 (e) Notwithstanding the above teaming arrangements and issues relating to consent, all teaming arrangement (subcontract) pricing must be supported in accordance with Far 15.806. Subcontract cost and pricing data, as appropriate, should be presented in the delivery order proposal.





                                   Section H

                          SECTION I - CONTRACT CLAUSES



Contract clauses in this section from the FAR, Defense FAR Sup, Air Force FAR Sup, and Air Force Materiel Command FAR Sup, are current through the following updates:

FAR:             FAC 97-1, DAC 91-12 and AFMCFARS (Jul 97 version)

NOTICE: The following contract clauses pertinent to this SECTION are hereby incorporated by reference. A deviation has been approved for the use of the term "delivery order" in lieu of "contract" or "schedule", as appropriate.

1.  FEDERAL ACQUISITION REGULATION CLAUSES

                 A. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

52.202-1         DEFINITIONS (OCT 1995) ALTERNATE I (APR 1984)
52.203-3         GRATUITIES (APR 1984)
52.203-5         COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-7         ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-8         CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10        PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                 ACTIVITY (JAN 1997)
52.203-12        LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                 TRANSACTIONS (JAN 1990)

52.204-2         SECURITY REQUIREMENTS (AUG 1996)
                 ALTERNATE II (APR 1984)
52.204-4         PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)
52.209-6         PROTECTING THE GOVT'S INTEREST WHEN SUBCONTRACTING WITH
                 CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-13        TIME EXTENSIONS (APR 1984)
52.211-15        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-2         AUDIT AND RECORDS--NEGOTIATION (AUG 1996)
52.215-23        PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA MODIFICATIONS (OCT 1995)
52.215-25        SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS (OCT 1995)





                                   Section I

52.215-27                    TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)
52.215-31                    WAIVER OF FACILITIES CAPITAL COST OF MONEY (SEP 1987)
52.215.33                    ORDER OF PRECEDENCE (JAN 1986)
52.215-39                    REVERSION OR ADJUSTMENT OF PLANS FOR POST
                             RETIREMENT BENEFITS OTHER THAN PENSION (PRB)
                             (MAR 1996)
52.215-40                    NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
52.215-42                    REQUIREMENTS FOR COST OR PRICING DATA OR
                             INFORMATION OTHER THAN COST OR PRICING DATA-
                             MODIFICATIONS (JAN 1997)
                             ALTERNATE I (OCT 1995)
                             ALTERNATE II (OCT 1995)
                             ALTERNATE III (OCT 1995)
52.216-18                    ORDERING (OCT 1995)
                             (The dates to be inserted in paragraph (a) of the above-referenced clause are "...from the award date
                                                                                                                    --------------
                             through 60 MAC".
                                     ------
52.216-19                    ORDER LIMITATIONS (OCT 1995)
                             (The information to be inserted in the above-referenced clause is as follows:
                             - In paragraph (a), insert "...less than $15,000 ..." as the minimum order.
                                                                      -------
                             - In paragraph (b)(1), insert $475,000,000
                                                           ------------
                             - In paragraph (b)(2), insert $475,000,000
                                                           ------------
                             - In paragraph (b)(3), insert "...within ten (10) days...".
                                                                      --------
                             - In paragraph (d), insert "...within ten (10) days...".)
                                                                   --------
52.216-22                    INDEFINITE QUANTITY (OCT 1995)
                             (Pursuant to paragraph (d) of the above-referenced clause, insert:
                             "96 MAC".
                             --------
52.219-8                     UTILIZATION OF SMALL, SMALL DISADVANTAGED AND
                             WOMEN-OWNED SMALL BUSINESS CONCERNS (OCT 1995)
52.219-9                     SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
                             SMALL BUSINESS SUBCONTRACTING PLAN (AUG 1996)
                             ALTERNATE II (MAR 1996)
52.219-14                    LIMITATIONS ON SUBCONTRACTING (DEC 1996)
52.219-16                    LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT 1995)
52.222-1                     NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-3                     CONVICT LABOR (AUG 1996)
52.222-4                     CONTRACT WORK HOURS AND SAFETY STANDARDS ACT-
                             OVERTIME COMPENSATION (JUL 1995)
52.222-6                     DAVIS-BACON ACT (FEB 1995)
52.222-7                     WITHHOLDING OF FUNDS (FEB 1988)
52.222-8                     PAYROLLS AND BASIC RECORDS (FEB 1988)
52.222-9                     APPRENTICES AND TRAINEES (FEB 1988)





                                   Section I

52.222-10        COMPLIANCE WITH COPELAND ACT REQUIREMENTS (FEB 1988)
52.222-11        SUBCONTRACTS (LABOR STANDARDS) (FEB 1988)
52.222-12        CONTRACT TERMINATION - DEBARMENT (FEB 1988)
52.222-13        COMPLIANCE WITH DAVIS-BACON AND RELATED ACT
                 REGULATIONS (FEB 1988)
52.222-14        DISPUTES CONCERNING LABOR STANDARDS (FEB 1988)
52.222-15        CERTIFICATION OF ELIGIBILITY (FEB 1988)
52.222-26        EQUAL OPPORTUNITY (APR 1984)
52.222-27        AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR
                 CONSTRUCTION (APR 1984)
52.222-29        NOTIFICATION OF VISA DENIAL (APR 1984)
52.222-35        AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM
                 ERA VETERANS (APR 1984)
52.222-36        AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)
52.222-37        EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS
                 AND VETERANS OF THE VIETNAM ERA (JAN 1988)
52.223-2         CLEAN AIR AND WATER (APR 1984)
52.223-5         POLLUTION PREVENTION AND RIGHT TO KNOW INFORMATION (MAR 1997)
52.223-6         DRUG-FREE WORKPLACE (JAN 1997)
52.223-7         NOTICE OF RADIOACTIVE MATERIALS (JAN 1997)
52.223-11        OZONE-DEPLETING SUBSTANCES (JUN 1996)
52.225-11        RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 1996)
52.225-15        BUY AMERICAN ACT -- CONSTRUCTION MATERIALS UNDER TRADE AGREEMENTS ACT & NORTH AMERICAN FREE TRADE
                 AGREEMENT (JAN 1996)
                 ALTERNATE I (JAN 1996)
52.226-1         UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (SEP 1996)
52.227-1         AUTHORIZATION AND CONSENT (JUL 1995)
52.227-2         NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-4         PATENT INDEMNITY -- CONSTRUCTION CONTRACTS (APR 1984)
                 ALTERNATE I (APR 1984)
                 - In paragraph (b), insert "None unless otherwise determined at delivery order level".
52.228-2         ADDITIONAL BOND SECURITY (OCT 1997)
52.228-3         WORKERS' COMPENSATION INSURANCE (DEFENSE BASE ACT) (APR 1984)
52.228-4         WORKERS' COMPENSATION & WAR HAZARD INSURANCE OVERSEAS (APR 1984)
52.228-11        PLEDGES OF ASSETS (FEB 1992)
52.228-12        PROSPECTIVE SUBCONTRACTOR REQUEST FOR BONDS (OCT 1995)





                                   Section I

52.228-14        IRREVOCABLE LETTER OF CREDIT (OCT 1997)
52.228-15        PERFORMANCE AND PAYMENT BONDS--CONSTRUCTION (SEP 1996)
52.229-2         NORTH CAROLINA STATE AND LOCAL SALES AND USE TAX (APR 1984)
52.230-2         COST ACCOUNTING STANDARDS (APR 1996)
52.230-6         ADMINISTRATION OF COST ACCOUNTING STANDARDS (APR 1996)
52.232-17        INTEREST (JUN 1996)
52.232-23        ASSIGNMENT OF CLAIMS (JAN 1986)
                 ALTERNATE I (APR 1984)
52.232-27        PROMPT PAYMENT FOR CONSTRUCTION CONTRACTS
                 (MAY 1997)
52.232-33        MANDATORY INFORMATION FOR ELECTRONIC FUNDS
                 TRANSFER PAYMENT (AUG 1996)
52.233-1         DISPUTES (OCT 1995)
52.236-5         MATERIAL AND WORKMANSHIP (APR 1984)
52.236-7         PERMITS AND RESPONSIBILITIES (NOV 1991)
52.242-1         NOTICE OF TO DISALLOW COSTS (APR 1984)
52.242-13        BANKRUPTCY (JUL 1995)
52.243-6         CHANGE ORDER ACCOUNTING (APR 1984)
52.243-7         NOTIFICATION OF CHANGES (APR 1984)
52.248-3         VALUE ENGINEERING-CONSTRUCTION (MAR 1989)
52.251-1         GOVERNMENT SUPPLY SOURCES (APR 1984)
52.253-1         COMPUTER GENERATED FORMS (JAN 1991)

                 B. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE ONLY TO THE COST-REIMBURSEMENT DELIVERY ORDER EFFORTS.

52.216-7         ALLOWABLE COST AND PAYMENT (FEB 1997)
                 ALTERNATE I (MAR 1997)
52.216-9         FIXED FEE CONSTRUCTION (MAR 1997)
52.222-2         PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
                 [Pursuant to paragraph (a) of the above-referenced clause, the dollar amount agreed to is $ TBD (enter either the negotiated dollar amount or
                                       ---        ------
                 the word "ZERO" prior to award of each delivery order).
52.222-16        APPROVAL OF WAGE RATES (FEB 1988)
52.225-15        BUY AMERICAN ACT - CONSTRUCTION MATERIALS UNDER
                 TRADE AGREEMENTS ACT & NORTH AMERICAN FREE TRADE
                 AGREEMENT (MAY 1997)
                 ALTERNATE I (MAY 1997)
52.229-8         TAXES-FOREIGN COST REIMBURSEMENT CONTRACTS (MAR 1990)
52.229-10        STATE OF NEW MEXICO GROSS RECEIPTS AND COMPENSATING TAX (OCT 1988)
52.232-10        LIMITATION OF COST (APR 1984)
52.232-22        LIMITATION OF FUNDS (APR 1984)
                 (The days to be inserted in paragraphs (c) and (d) is "30" in lieu of "60".





                                   Section I

                 The percentage to be inserted in paragraph (c) is " 8 5 %" in lieu of " 75 % .)
52.233-3         PROTEST AFTER AWARD (AUG 1996)
                 ALTERNATE I (JUN 1985)
52.236-8         OTHER CONTRACTS (APR 1984) (DEVIATION)
52.236-11        USE AND POSSESSION PRIOR TO COMPLETION (APR 1984) (DEVIATION)
52.236-12        CLEANING UP (APR 1984) (DEVIATION)
52.236-26        PRECONSTRUCTION CONFERENCE (FEB 1995) (DEVIATION)
52.236-18        WORK OVERSIGHT IN COST-REIMBURSEMENT CONSTRUCTION CONTRACT (APR 1984)
52.236-19        ORGANIZATION AND DIRECTION OF THE WORK (APR 1984)
52.242-3         PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)
52.242-4         CERTIFICATION OF INDIRECT COSTS (JAN 1997)
52.243-2         CHANGES - COST-REIMBURSEMENT (AUG 1987)
                 ALTERNATE III (APR 1984)
52.244-2         SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) (FEB 1997)
                 ALTERNATE I (AUG 1996)
52.244-5         COMPETITION IN SUBCONTRACTING (DEC 1996)
52.249-6         TERMINATION (COST-REIMBURSEMENT) (MAY 1986)
                 ALTERNATE I (APR 1984)
52.249-14        EXCUSABLE DELAYS (APR 1984)


                 C. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE ONLY TO THE FIXED-PRICE DELIVERY ORDER EFFORTS.

52.228-5         INSURANCE - WORK ON A GOVERNMENT INSTALLATION (JAN 1997)
52.229-3         FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)
52.229-5         TAXES - CONTRACT PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR 1984)
52.229-6         TAXES-FOREIGN FIXED-PRICE CONTRACTS (JAN 1991)
52.232-5         PAYMENTS UNDER FIXED-PRICE CONSTRUCTION CONTRACTS (MAY 1997)
52.233-3         PROTEST AFTER AWARD (AUG 1996)
52.236-2         DIFFERING SITE CONDITIONS (APR 1984)
52.236-3         SITE INVESTIGATION AND CONDITIONS AFFECTING THE WORK.(APR 1984)
52.236-6         SUPERINTENDENCE BY THE CONTRACTOR (APR 1984)
52.236-8         OTHER CONTRACTS (APR 1984)
52.236-9         PROTECTION OF EXISTING VEGETATION, STRUCTURES, EQUIPMENT, UTILITIES, AND IMPROVEMENTS (APR 1984)
52.236-11        USE AND POSSESSION PRIOR TO COMPLETION (APR 1984)
52.236-12        CLEANING UP (APR 1984)
52.236-13        ACCIDENT PREVENTION (NOV 1991)
52.236-14        AVAILABILITY AND USE OF UTILITY SERVICES (APR 1984)
52.236-21        SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997)
                 ALTERNATE I (APR 1984)
52.236-26        PRECONSTRUCTION CONFERENCE (FEB 1995)
52.243-4         CHANGES (AUG 1987)
52.244-1         SUBCONTRACTS (FIXED-PRICE CONTRACTS) (FEB 1995)
52.245-2         GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989)

                                   Section I

                 [(a) Pursuant to AFAC 92-5 1, the coverage provided by the second sentence of subparagraph (c)(2) of the above-referenced clause is hereby waived.]  [(b) The dates fixed by the Contracting Officer for paragraph (i) are
                 "twenty-one (21) calendar days prior to demobilization from the performance site or completion of each delivery order, whichever occurs first, for which Government property is in the possession of the Contractor"]
52.246-21        WARRANTY OF CONSTRUCTION (APR 1984)
52.249-2         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                 (FIXED-PRICE) (AUG 1996)
                 ALTERNATE I (APR 1984)





                                   Section I

52.249-3         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                 (DISMANTLING, DEMOLITION, OR REMOVAL OF
                 IMPROVEMENTS) (SEP 1996)
52.249-10        DEFAULT (FIXED-PRICE CONSTRUCTION) (APR 1984)
                 ALTERNATE I (APR 1984)


II.  DEFENSE FAR SUPPLEMENT CLAUSES

                 A. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

252.201-7000     CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
252.203-7001     SPECIAL PROHIBITION ON EMPLOYMENT (JUN 1997)
252.203-7002     DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7000     DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003     CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.205-7000     PROVISION OF INFORMATION TO COOPERATIVE
                 AGREEMENT HOLDERS (DEC 1991)
252.209-7000     ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                 INSPECTION UNDER THE INTERMEDIATE-RANGE NUC.
                 FORCES (INF) TREATY (NOV 1995)
252.215-7000     PRICING ADJUSTMENTS (DEC 1991)
252.219-701      NOTICE OF PARTIAL SMALL BUSINESS SET-ASIDE WITH
                 PREFERENTIAL CONSIDERATION FOR SMALL DISADVANTAGED
                 BUSINESS CONCERNS (MAY 1995)
                 ALTERNATE I (MAY 1995)
252.219-7003     SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
                 SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (APR 1996)
252.219-7004     SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
                 SMALL BUSINESS SUBCONTRACTING PLAN (TEST
                 PROGRAM) (JUL 1996)
252.219-7005     INCENTIVE FOR SUBCONTRACTING WITH SMALL
                 BUSINESSES, SMALL DISADVANTAGED BUSINESSES, HISTORICALLY BLACK
                 COLLEGES AND UNIVERSITIES AND MINORITY INSTITUTIONS (NOV 1995)
252.219-7008     NOTICE OF EVALUATION PREFERENCE FOR  SMALL
                 DISADVANTAGED BUSINESS CONCERNS-CONSTRUCTION
                 ACQUISITION-TEST PROGRAM (APR 1996)





                                   Section I

252.22-7000      RESTRICTIONS ON EMPLOYMENT OF PERSONNEL (DEC 1991)
                 - Insert for paragraph (a) is "Name of state - Alaska or Hawaii as determined at delivery order level"
                 [NOTE: This clause applies only to delivery orders issued for work in Alaska or Hawaii at a time when that state's unemployment rate exceeds the national unemployment rate.]
252.222-7001     RIGHT OF FIRST REFUSAL OF EMPLOYMENT- CLOSURE OF MILITARY
                 INSTALLATIONS (APR 1993)
252.222-7002     COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS) (JUN 1997)
252.222-7004     COMPLIANCE WITH SPANISH SOCIAL SECURITY LAWS AND REGULATIONS (JUN 1997)
252.223-7001     HAZARD WARNING LABELS (DEC 1991)
                 - Insert for paragraph (c), [as determined in delivery order level]
252.223-7002     SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (MAY 1994)
252.223-7004     DRUG-FREE WORK FORCE (SEP 1988)
252.223-7005     HAZARDOUS WASTE LIABILITY (OCT 1992)
252.223-7006     PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS
                 MATERIALS (APR 1993)
252.225-7005     IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES (DEC 1991)
252.225-7012     PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (SEP 1997)
252.225-7031     SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.225-7041     CORRESPONDENCE IN ENGLISH (JUN 1997)
252.225-7042     AUTHORIZATION TO PERFORM  (JUN 1997)
252.228-7003     CAPTURE AND DETENTION (DEC 1991)
252.228-7006     COMPLIANCE WITH SPANISH LAWS AND INSURANCE (JUN 1997)
252.229-7002     CUSTOMS EXEMPTIONS (GERMANY) (JUN 1997)
252.229-7003     TAX EXEMPTIONS (ITALY) (JUN 1997)
252.229-7004     STATUS OF CONTRACTORS AS A DIRECT CONTRACTOR (SPAIN) (JUN 1997)
252.229-7005     TAX EXEMPTIONS (SPAIN) (JUN 1997)
252.229-7006     VALUE ADDED TAX EXCLUSION (UNITED KINGDOM) (JUN 1997)
252.229-7007     VERIFICATION OF UNITED STATES RECEIPT OF GOODS (JUN 1997)
252.231-7000     SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7006     REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF FRAUD
                 (AUG 1992)
252.232-7008     ASSIGNMENT OF CLAIMS (OVERSEAS) (JUN 1997)
252.233-7001     CHOICE OF LAW (OVERSEAS) (JUN 1997)
252.242-7000     POSTAWARD CONFERENCE (DEC 1991)
252.242-7006     COST/SCHEDULE STATUS REPORT PLANS (MAR 1997)
252.245-7000     GOVERNMENT FURNISHED MAPPING, CHARTING ANDGEODESY PROPERTY
                 (DEC 1991)
252.245-7001     REPORTS OF GOVERNMENT PROPERTY (MAY 1994)





                                   Section I

252.249-7002     NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR
                 REDUCTION (AUG 1993)
252.251-7000     ORDERING FROM GOVERNMENT SUPPLY SOURCES
                 (MAY 1995)

                 B. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE ONLY TO THE COST-REIMBURSEMENT DELIVERY ORDER EFFORTS.

252.242~-7005  COST/SCHEDULE STATUS REPORT (MAR 1997)

                 C. THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO ONLY THE FIXED-PRICE DELIVERY ORDER EFFORTS.

252.228-7006     PROSPECTIVE SUBCONTRACTOR REQUEST FOR BONDS (SEP 1992)
252.236-7000     MODIFICATION PROPOSALS PRICE BREAKDOWN (DEC 1991)
252.236-7001     CONTRACT DRAWINGS, MAPS, AND SPECIFICATIONS (DEC 1991)
252.236-7005     AIRFIELD SAFETY PRECAUTIONS (DEC 1991)
252.243-7001     PRICING OF CONTRACT MODIFICATIONS (DEC 1991)


III.  FAR CLAUSES IN FULL TEXT

                 A. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED-PRICE DELIVERY ORDER EFFORTS.

52.223-3         HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
(JAN 1997)

                 (a) "Hazardous material," as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

                 (b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

                 Material (If none, insert "None")       Identification No.
                 [AS DETERMINED AT DELIVERY ORDER LEVEL]

                 (c) The apparently successful offeror, by acceptance of the contract, certifies that the list in paragraph (b) of this clause is complete. This list must be updated during





                                   Section I
performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

                 (d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

                 (e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate data submitted under paragraph (d) of this clause or the certification submitted under paragraph (c) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

                 (f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

                 (g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

                 (h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

                           (1) To use, duplicate and disclose any data to which
this clause is applicable.  The purposes of this right are to:
                                  (i) Apprise personnel of the hazards to which
they may be exposed in using handling, packaging, transporting, or disposing of hazardous materials;

                                 (ii) Obtain medical treatment for those
affected by the material; and

                                (iii) Have others use, duplicate, and disclose
the data for the Government for these purposes.

                           (2) To use, duplicate, and disclose data furnished
under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.





                                   Section I

                             (3) The Government is not precluded from using
similar or identical data acquired from other sources.





                                   Section I

52.223-14        TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

                      (a) Unless otherwise exempt, the Contractor, as owner or operator of a facility used in the performance of this contract, shall file by July I for the prior calendar year an annual Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023(a) and (g)), and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106). The Contractor shall file, for each facility subject to the Form R filing and reporting requirements, the annual Form R throughout the life of the contract.

                      (b) A Contractor owned or operated facility used in the
                 performance of this contract is exempt from the requirement to file an annual Form R if-

                           (1) The facility does not manufacture, process, or
otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);

                           (2) The facility does not have IO or more full-time
employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C.
11023(b)(1)(A);

                           (3) The facility does not meet the reporting
thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023 (f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

                           (4) The facility does not fall within Standard
Industrial Classification Code (SIC) designations 20 through 39 as set forth in section 19.102 of the Federal Acquisition Regulation (FAR); or

                           (5) The facility is not located within any State of
the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States, Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

                 (c) If the Contractor has certified to an exemption in accordance with one or more of the criteria in paragraph (b) of this clause, and after award of the contract circumstances change so that any of its owned or operated facilities used in the performance of this contract is no longer exempt.

                           (1) The Contractor shall notify the Contracting
Officer; and





                                   Section I

                          (2) The Contractor, as owner or operator of a
facility used in the performance of this contract that is no longer exempt, shall (i) submit a Toxic Chemical Release Inventory Form (Form R) on or before July 1 for the prior calendar year during which the facility becomes eligible; and (ii) continue to file the annual Form R for the life of the contract for such facility.

                      (d) The Contracting Officer may terminate this contract or take other action as appropriate, if the Contractor fails to comply accurately and fully with the EPCRA and PPA toxic chemical release filing and reporting requirements.

                      (e) Except for acquisitions of commercial items as defined in FAR Part 12, the Contractor shall-

                          (1) For competitive subcontracts expected to exceed
$100,000 (including all options), include a solicitation provision substantially the same as the provision at FAR 52.223-13, Certification of Toxic Chemical Release Reporting; and

                          (2) Include in any resultant subcontract exceeding $1
00,000 (including all options), the substance of this clause, except this paragraph (e).

52.252-2          CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

52.252-6          AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

                 (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

                 (b) The use in this solicitation or contract of any Department of Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

           B. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE ONLY TO COST-REIMBURSEMENT DELIVERY ORDER EFFORTS.

52.236-4          PHYSICAL DATA (APR 1984) (DEVIATION)

           Data and information for the contractor's information will be furnished at the individual delivery order level as required in the Statement of Work, Paragraph 2.3. The Government shall not be responsible for any interpretation of or conclusion drawn from the data or information by the Contractor.





                                   Section I

52.236-9 PROTECTION OF EXISTING VEGETATION, STRUCTURES, EQUIPMENT, UTILITIES, AND IMPROVEMENTS (APR 1984) (DEVIATION)

                      (a) The Contractor shall preserve and protect all structures, equipment, and vegetation (such as trees, shrubs and grass) on or adjacent to the work site, which are not to be removed and which do not unreasonably interfere with the work required under this contract. The Contractor shall only remove trees when specifically authorized to do so, and shall avoiddamagingg vegetation that will remain in Place. If any limbs or branches of trees are broken during contract performance, or by careless operation of equipment, or by workmen, the Contractor shall trim those limbs or branches with a clean cut and paint the cut with a tree pruning compound as directed by the Contracting Officer.

                      (b) The Contractor shall protect from damage all existing improvements and utilities

                          (1) at or near the work site, and

                          (2) on adjacent property of a third party, the
locations of which are made known to or should be known by the Contractor. The Contractor shall repair any damage to those facilities, including those that are the property of a third party, resulting from failure to comply with the requirements of this contract or failure to exercise reasonable care in performing the work.

52.236-10        OPERATIONS AND STORAGE AREAS (APR 1984) (DEVIATION)

                      (a) The Contractor shall confine all operations (including storage of materials) on Government premises to areas authorized or approved by the Contracting Officer. The Contractor shall hold and save the Government, it's officers and agents, free and harmless from liability of any nature occasioned by the Contractor's performance

                      (b) Temporary buildings (e.g., storage sheds, shops, offices) and utilities may be erected and removed by the Contractor only as directed by the Contracting Officer. The temporary buildings and utilities shall remain the property of the Contractor and shall be removed by the Contractor upon completion of the work.

                      (c) The Contractor shall, under regulations prescribed by the Contracting Officer, use only established roadways, or use temporary roadways constructed by the Contractor when and as authorized by the Contracting Officer. When materials are transported in prosecuting the work, vehicles shall not be loaded beyond the loading capacity recommended by the manufacturer of the vehicle or prescribed by any Federal, State, or local law or regulation. When it is necessary to cross curbs or sidewalks, the Contractor shall protect them from damage. The Contractor shall repair any damaged curbs, sidewalks, or roads unless directed by the Contracting Officer.

52.236-13         ACCIDENT PREVENTION (NOV 1991) (DEVIATION)

                      (a) The Contractor shall provide and maintain work environments and procedures which will

                          (1) safeguard the public and Government personnel,
property, materials, supplies, and equipment exposed to Contractor operations and activities;





                                   Section I

                          (2) avoid interruptions of Government operations and
delays in project completion dates; and

                          (3) control costs in the performance of this contract.

                 (b) For these purposes on contracts for construction or dismantling, demolition, or removal of improvements, the Contractor shall-

                          (1) Provide appropriate safety barricades, signs and
signal lights;

                          (2) Comply with the standards issued by the
Secretary of Labor at 29 CFR part 1926 and 29 CFR part 1910; and

                          (3) Ensure that any additional measures the
Contracting Officer determines to be reasonably necessary for the purposes are taken.

                  (c) If this contract is for construction or dismantling, demolition or removal of improvements with any Department of Defense agency or component, the Contractor shall comply with all pertinent provisions of the latest version of U.S, Army Corps of Engineers Safety and Health Requirements Manual, EM 385-1-1, in effect on the date of the solicitation.

                  (d) Whenever the Contracting Officer becomes aware of any noncompliance with these requirements or any condition which poses a serious or imminent danger to the health or safety of the public or Government personnel, the Contracting Officer shall notify the Contractor orally, with written confirmation, and request immediate initiation of corrective action. This notice, when delivered to the Contractor or the Contractor's representative at the work site, shall be deemed sufficient notice of the noncompliance and that corrective action is required. After receiving the notice, the Contractor shall immediately take corrective action. If the Contractor fails or refuses to promptly take corrective action, the Contracting Officer may issue an order stopping all or part of the work until satisfactorily corrective action has been taken. The contractor shall not be entitled to any equitable adjustment in fee on any individual delivery order or any stop work order issued under this clause.

                  (e) The Contractor shall insert this clause, including this paragraph (e), with appropriate changes in the designation of the parties, in subcontracts.

52.236-21        SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997)
   (DEVIATION)

                 (a) The Contractor shall keep on the work site a copy of the drawings and specifications and shall at all times give the Contracting Officer access thereto. Anything mentioned in the specifications and not shown on the drawings, or shown on the drawings and not mentioned in the specifications, shall be of like effect as if shown or mentioned in both. In case of difference between drawings and specifications, the specifications shall govern. In case of discrepancy in the figures, in the drawings, or in the specifications, the matter shall be promptly submitted to the Contracting Officer, who shall promptly make a determination in writing. Any adjustment by the Contractor without such a determination shall be at its own risk subject to disallowance of costs. The Contracting Officer shall furnish from time to time such detailed drawings and other information as considered necessary, unless otherwise provided.





                                   Section I

                      (b) Wherever in the specifications or upon the drawings the words "directed", "required", "ordered", "designated", "prescribed", or words of like import are used, it shall be understood that the "direction", "requirement", "order", "designation", or "prescription", of the Contracting Officer is intended and similarly the words "approved", "acceptable", "satisfactory", or words of like import shall mean "approved by", or "acceptable to", or "satisfactory to" the Contracting Officer, unless otherwise expressly stated.

                      (c) Where "as shown", "as indicated", "as detailed", or words of similar import are used, it shall be understood that the reference is made to the drawings accompanying this contract unless stated otherwise. The word "provided" as used herein shall be understood to mean "provide complete in place", that is "furnished and installed".

                      (d) Shop drawings means drawings, submitted to the Government by the Contractor, subcontractor, or any lower tier subcontractor pursuant to a construction contract, showing in detail

                           (1) the proposed fabrication and assembly of
structural elements and

                           (2) the installation (i.e., form, fit, and
attachment details) of materials of equipment. It includes drawings, diagrams, layouts, schematics, descriptive literature, illustrations, schedules, performance and test data, and similar materials furnished by the contractor to explain in detail specific portions of the work required by the contract. The Government may duplicate, use, and disclose in any manner and for any purpose shop drawings delivered under this contract.

                      (e) If this contract requires shop drawings, the Contractor shall coordinate all such drawings, and review them for accuracy, completeness, and compliance with contract requirements and shall indicate its approval thereon as evidence of such coordination and review. Shop drawings submitted to the Contracting Officer without evidence of the Contractor's approval may be returned for resubmission. The Contracting Officer will indicate an approval or disapproval of the shop drawings and if not approved as submitted shall indicate the Government's reasons therefor. Any work done before such approval shall be at the Contractor's risk and subject to disallowance of costs. Approval by the Contracting Officer shall not relieve the Contractor from responsibility for any errors or omissions in such drawings, nor from responsibility for complying with the requirements of this contract, except with respect to variations described and approved in accordance with (f) below.

                      (f) If shop drawings show variations from the contract requirements, the Contractor shall describe such variations in writing, separate from the drawings, at the time of submission. If the Contracting Officer approves any such variation, the Contracting Officer shall issue an appropriate contract modification, except that, if the variation is minor or does not involve a change in price or in time of performance, a modification need not be issued.

                      (g) The Contractor shall submit to the Contracting Officer for approval four copies (unless otherwise indicated) of all shop drawings as called for under the various headings of these specification. Three sets (unless otherwise indicated) of all shop drawings, will be retained by the Contracting Officer and one set will be returned to the Contractor. Upon completing the work under this contract the Contractor shall furnish a complete set of all shop drawings as finally approved. These drawings shall show all changes and revisions made up to the time the equipment is completed and accepted.





                                   Section I

52.244-6         SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL
                 COMPONENTS (OCT 1995)

(a) Definition.

"Commercial item," as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

"Subcontract," as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

(1)  52.222-26, Equal Opportunity (E.O. 11246);

(2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212(a));

(3)  52-222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793); and

(4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

52.245-5 GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MAT'ERIAL, OR LABOR-HOUR CONTRACTS) (JUL 1995) (DEVIATION)

                 (a) Government Furnished property.

                           (1) The term "Contractor's managerial personnel," as
used in paragraph (g) of this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of--

                                (i) All or substantially all of the Contractor's
business;

                                (ii) All or substantially all of the
Contractor's operation at any one plant, or separate location at which the contract is being performed; or





                                   Section I

                                  (iii) A separate and complete major
industrial operation connected with performing this contract.

                           (2) The Government shall deliver to the Contractor,
for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as "Government-furnished property").

                           (3) The delivery or performance dates for this
contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

                           (4) If Government-furnished property is received by
the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph
(h) of this clause.

                           (5) If Government-furnished property is not
delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

                 (b) Changes in Government-furnished property.

                           (1) The Contracting Officer may, by written notice,

                                  (i) decrease the Government-furnished
property provided or to be provided under this contract or

                                  (ii) substitute other Government-furnished
property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

                           (2) Upon the Contractor's written request, the
Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any.

                                  (i) Decrease or substitution in this property
pursuant to subparagraph (b)(1) above; or

                                  (ii) Withdrawal of authority to use property,
if provided under any other contract or lease.

                 (c) Title.





                                   Section I

                            (1) The Government shall retain title to all
Government-furnished property.

                            (2) Title to all property purchased by the
Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

                            (3) Title to all other property, the cost of which
is reimbursable to the Contractor, shall pass to and vest in the Government upon

                                   (i) Issuance of the property for use in
contract performance;

                                  (ii) Commencement of processing of the
property for use in contract performance; or

                                  (iii) Reimbursement of the cost of the
property by the Government, whichever occurs first.

                           (4) All Government-furnished property and all
property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

                      (d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

                      (e) Property administration.

                            (1) The Contractor shall be responsible and
accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

                            (2) The Contractor shall establish and maintain a
program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

                            (3) If damage occurs to Government property, the
risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

                 (f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

                 (g) Limited risk of loss.


                                   Section I

                             (1) The Contractor shall not be liable for loss or
destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

                             (2) The Contractor shall be responsible for loss
or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)-
                                  (i) That results from a risk expressly
required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

                                  (ii) That results from a risk that is in fact
covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

 (iii) For which the Contractor is otherwise responsible under the express terms of this contract;

                                  (iv) That results from willful misconduct or
lack of good faith on the part of the Contractor's managerial personnel; or

                                  (v) That results from a failure on the part
of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

                            (3)   (i) If the Contractor fails to act as
provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor's managerial personnel) of the Government's disapproval, withdrawal of approval, or non-acceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel.

                                  (ii) In such event, any loss or destruction
of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage--

                                        (A) Did not result from the
Contractor's failure to maintain an approved program or system; or

                                        (B) Occurred while an approved program
or system was maintained by the Contractor.

                           (4) If the Contractor transfers Government property
to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor's possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence




                                   Section I
of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

                           (5) The Contracting Officer shall notify the
Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of-
                                (i) The lost, destroyed, or damaged Government
property;

                                (ii) The time and origin of the loss,
destruction, or damage;

                                (iii) All known interests in commingled
property of which the Government property is a part; and

                        (iv) The insurance, if any, covering any part of or interest in such commingled property.

                           (6) The Contractor shall repair, renovate, and take
such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor's) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor's liability under this paragraph (g) when making any such equitable adjustment.

                           (7) The Contractor shall not be reimbursed for, and
shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

                           (8) In the event the Contractor is reimbursed or
otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

                           (9) The Contractor shall do nothing to prejudice the
Government's rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and



                                   Section I
cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

                 (h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for--

                           (1) Any delay in delivery of Government-furnished
property;

                           (2) Delivery of Government-furnished property
in a condition not suitable for its intended use;

                           (3) A decrease in or substitution of Government-
furnished property; or

                           (4) Failure to repair or replace Government
property for which the Government is responsible.

                 (i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste, such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants, and to dispose of such scrap in accordance with the Contractor's normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor's established accounting procedures.

                 (j) Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government-

                           (1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease;
and

                           (2) Has no obligation to restore or rehabilitate the
Contractor's premises under any circumstances (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

                 (k) Communications. All communications under this clause shall be in writing.



                                   Section I

                 (l) Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

                 C. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE ONLY TO FIXED-PRICE DELIVERY ORDER EFFORTS.

52.236-4         PHYSICAL DATA (APR 1984) (DEVIATION)

                 Data and information for the Contractor's information will be furnished at the individual delivery order level as required in the Statement of Work, Paragraph 2.3. The Government shall not be responsible for any interpretation of or conclusion drawn from the data or information by the Contractor.

52.236-10        OPERATIONS AND STORAGE AREAS (APR 1984)(DEVIATION)

                 (a) The Contractor shall confine all operations (including storage of materials) on Government premises to areas authorized or approved by the Contracting Officer.

                 (b) Temporary buildings (e.g. storage sheds, shops, offices) and utilities may be erected by the Contractor only with the approval of the Contracting Officer and shall be built with labor and materials furnished by the Contractor without expense to the Government. The temporary buildings and utilities shall remain the property of the Contractor and shall be removed by the Contractor at its expense upon completion of the work. With the written consent of the Contracting Officer, the buildings and utilities may be abandoned and need not be removed.

                 (c) The Contractor shall, under regulations prescribed by the Contracting Officer, use only established roadways, or use temporary roadways constructed by the Contractor when and as authorized by the Contracting Officer. When materials are transported in prosecuting the work, vehicles shall not be loaded beyond the loading capacity recommended by the manufacturer of the vehicle or prescribed by any Federal, State, or local law or regulation. When it is necessary to cross curbs or sidewalks, the Contractor shall protect them from damage. The Contractor shall repair or pay for the repair of any damaged curbs, sidewalks, or roads.

IV.              DEFENSE FAR SUPPLEMENT CLAUSES IN FULL TEXT

                 A. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH COST REIMBURSEMENT AND FIXED PRICE DELIVERY ORDER EFFORTS.

252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)





                                   Section I

                 (a) Definitions.  As used in this clause --

                             (1) "Components" means articles, materials, and
supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                             (2) "Department of Defense" (DoD) means the Army,
Navy, Air Force, Marine Corps, and defense agencies.

                             (3) "Foreign Rag vessel" means any vessel that is
not a U.S.-flag vessel.

                             (4) "Ocean transportation" means any transportation
aboard a ship, vessel, boat, barge, or ferry through international waters.

                             (5) "Subcontractor" means a supplier, material man,
distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplies, material man, distributor, or vendor of commercial items or commercial components.

                             (6) "Supplies" means all property, except land and
interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                                  (i) An item is clearly identifiable for
eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                                  (ii) "Supplies" includes (but is not limited
to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                             (7) "U.S.-flag vessel" means a vessel of the United
States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

                 (b) The Contractor shall employ United States-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that:





                                   Section I

          (1) U.S.-flag vessels are not available for timely shipment;

          (2) The freight charges are inordinately excessive or unreasonable; or

          (3) Freight charges are higher than charges to private persons for transportation of like goods.

     (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. The request shall contain at a minimum --

           (1) Type, weight, and cube of cargo;

           (2) Required shipping date;

           (3) Special handling and discharge requirements;

           (4) Loading and discharge points;

           (5) Name of shipper and consignee;

           (6) Prime contract number; and

           (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S. flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

     (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information -

           (1) Prime contract number;

           (2) Name of vessel;

           (3) Vessel flag of registry;

           (4) Date of loading;

                                   Section I

           (5) Port of loading;

           (6) Port of final discharge;

           (7) Description of commodity;

           (8) Gross weight in pounds and cubic feet if available;

           (9) Total ocean freight in U.S. dollars; and

           (10) Name of the steamship company.

      (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

           (1) No ocean transportation was used in the performance of this contract;

           (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

           (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

           (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                 ITEM                   CONTRACT
                 DESCRIPTION            LINE ITEMS                QUANTITY TOTAL

      (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

      (g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation.

252.247-7024     NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)





                                   Section I

                      (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

                          (1) Shall notify the Contracting Officer of that
fact; and

                          (2) Hereby agrees to comply with all the terms and
conditions of the Transportation of Supplies by Sea clause of this contract.

                      (b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

252.248-7000     PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS (MAY 1994)

Prepare value engineering change proposals, for submission pursuant to the value engineering clause of this contract, in the format prescribed by the version of MILL-STD-973 in effect on the date of contract award.





                                   Section I

                 B. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE ONLY TO COST-REIMBURSEMENT DELIVERY ORDER ~EFFORTS.

252.236-7000     MODIFICATION PROPOSALS-PRICE BREAKDOWN (DEC 1991) (DEVIATION)

           (a) The contractor shall furnish an estimated cost and fee breakdown itemized as required and within the time specified by the Contracting Officer, with any proposal for a contract modification.

           (b) The estimated cost and fee breakdown -

                          (1) Must include sufficient detail to permit an
analysis of fee and of all costs for-

                                  (i) Material;

                                  (ii) Labor;

                                  (iii) Equipment;

                                  (iv) Subcontracts; and

                                  (v) Overhead; and

                           (2) Must cover all work involved in the
modification, whether the work was deleted, added, or changed.

                                  (c) The contractor shall provide similar
estimated cost and fee breakdowns to support any amounts claimed for subcontracts.

                                  (d) The contractor's proposal shall include a
justification for any time extension proposed.

                 C. THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE ONLY TO FIXED PRICE DELIVERY ORDER EFFORTS.

252.246-7002     WARRANTY OF CONSTRUCTION (GERMANY)
                 (JUNE 1997)

           (a) ln addition to any other representations in this contract, the Contractor warrants, except as provided in paragraph j) of this clause, that the work performed under this contract conforms to the contract requirements and is free of any defect of equipment, material, or design furnished or workmanship performed by the Contractor or any subcontractor or supplier at any tier.

           (b) This warranty shall continue for the period(s) specified in Section 13, VOB, Part B, commencing from the date of final acceptance of the work under this contract. If the Government takes possession of any part of the work before final acceptance, this




                                   Section I
warranty shall continue for the period(s) specified in Section 13, VOB, Part B, from the date the Government takes possession.

(c) The Contractor shall remedy, at the Contractor's expense, any failure to conform or any defect. In addition, the Contractor shall remedy, at the Contractor's expense, any damage to Government-owned or -controlled real or personal property when that damage is the result of--

(I) The Contractor's failure to conform to contract requirements; or

(2) Any defect of equipment, material, or design furnished or workmanship performed.

(d) The Contractor shall restore any work damaged in fulfilling the terms and conditions of this clause.

(e) The Contracting Officer shall notify the Contractor, in writing, within a reasonable period of time after the discovery of any failure, defect, or damage.

(f) If the Contractor fails to remedy any failure, defect, or damage within a reasonable period of time after receipt of notice, the Government shall have the right to replace, repair, or otherwise remedy the failure, defect, or damage at the Contractor's expense.

(g) With respect to all warranties, express or implied, from subcontractors, manufacturers, or suppliers for work performed and materials furnished under this contract, the Contractor shall--

(1) Obtain all warranties that would be given in normal commercial practice;

(2) Require all warranties to be executed in writing, for the benefit of the Government, if directed by the Contracting Officer; and

(3) Enforce all warranties for the benefit of the Government as directed by the Contracting Officer.

(h) ln the event the Contractor's warranty under paragraph (b) of this clause has expired, the Government may bring suit at its expense to enforce a subcontractor's, manufacturer's, or supplier's warranty.

(i) Unless a defect is caused by the Contractor's negligence, or the negligence of a subcontractor, or supplier at any tier, the Contractor shall not be liable for the repair of any defects of material or design furnished by the Government or for the repair of any damage resulting from any defeat in Government-furnished material or design.





                                   Section I

(J) This warranty shall not limit the Government's right under the Inspection clause of this contract, with respect to latent defects, gross mistakes, or fraud.

V.  AF FAR SUP CLAUSES IN FULL TEXT

5352.204-9000    NOTIFICATION OF GOVERNMENT SECURITY ACTIVITY
                 (MAY 1996)

Thirty days before the date contractor operations will begin on base, the contractor shall notify the security police activity shown in the distribution block of the DD Form 254, DOD Contract Security Classification Specification, as to:

                 (a) The name, address, and telephone number of this contract company's representative and designated alternate in the U.S. or overseas area, as appropriate;

                 (b) The contract number and military contracting command;

                 (c) The highest classification category of defense information to which contractor employees will have access;

                 (d) The Air Force installations in the U.S. (in overseas areas, identify only the APO number(s)) where the contract work will be performed;

                 (e) The date contractor operations will begin on base in the U.S. or in the overseas area;

                 (f) The estimated completion date of operations on base in the U.S. or in the overseas area; and

                 (g) Any changes to information previously provided under this clause.

This requirement is in addition to visit request procedures contained in DOD 5220.22-M, National Industrial Security Program Operating Manual.

5352.204-9001    VISITOR GROUP SECURITY AGREEMENTS (MAY 1996)

Prior to beginning operations involving classified information on an installation identified on the DD Form 254 where the contractor is not required to have a facility security clearance, the contractor shall enter into a security agreement (or understanding) with the installation commander to ensure that the contractor's security procedures are properly integrated with those of the installation. As a minimum, the agreement shall identify the security actions which will be performed:

                 (a) By the installation for the contractor, such as providing storage and. classified reproduction facilities, guard services, security forms, security inspections under DOD





                                   Section I

5220.22-M, classified mail services, security badges, visitor control, and investigating security incidents; and

                 (b) Jointly by the contractor and the installation, such as packaging and addressing classified transmittals, security checks, internal security controls, and implementing emergency procedures to protect classified material.

5352.216-9001    AWARDING ORDERS UNDER MULTIPLE AWARD
                 CONTRACTS (MAY 1996)

                 (a) All multiple award contractors shall be provided a fair opportunity to be considered for each order in excess of $2,500 pursuant to the procedures established in this clause, unless the Contracting Officer determines that:

                           (1) The agency 's need for the services or supplies
is of such urgency that providing such opportunity to all such contractors would result in unacceptable delays;

                            (2) Only one such contractor is capable of
providing the services or supplies at the level of quality required because the services or supplies ordered are unique or highly specialized;

                            (3) The task or delivery order should be issued on
a sole source basis in the interest of economy or efficiency because it is a logical follow-on to an order already issued under the contract, provided that all awardees were given a fair opportunity pursuant to the procedures in this clause to be considered for the original order; or

                            (4) It is necessary to place an order to satisfy
a minimum guarantee.

                 (b) Unless the procedures in paragraph (a) are used for awarding individual orders, multiple award contractors will be provided a fair opportunity to be considered for each order using the following procedures:

                 (c) Under the provisions of the Federal Acquisition Streamlining Act of 1994, 10 U.S.C. 2304 (c) (Public Law 103-355), a protest is not authorized in connection with the issuance or proposed issuance of an individual task or delivery order except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract under which the order is issued.

                 (d) For this contract, the designated task or delivery order ombudsman is HSC/PK, Director of Contracting, (210) 536-6312. The task or delivery order ombudsman is responsible for reviewing complaints from multiple award contractors and ensuring that all of the contractors are afforded a fair opportunity to be considered for task and delivery orders in excess of $2,500, consistent with procedures in the contract. However, it is not within the designated task or delivery order contract ombudsman's authority to prevent the issuance of an order or disturb an existing order.





                                   Section I

(e) This clause does not guarantee the contractor issuance of any task order or delivery order above the minimum guarantee(s) stated in [identify clause that stipulates minimum guarantee(s)] of this contract.

5352.223-9000    ELIMINATION OF CLASS I OZONE DEPLETING SUBSTANCES
                 IN AIR FORCE PROCUREMENT (MAY 1996)

                 (a) It is the Air Force policy to eliminate the use of Class I Ozone Depleting Substances (ODS) in all Air Force procurement.

                 (b) Unless a specific waiver has been authorized, Air Force procurement:

                           (1) May not include any specification, standard,
drawing or other document that requires the use of a Class I ODS in the design, manufacture, test, operation, or maintenance of any system, subsystem, item, component or process:

                           (2) May not include any specification, standard,
drawing or other document that established a requirement that can only be met by use of a Class I ODS; and

                           (3) May not require the delivery of any item of
supply that contains a Class I ODS or any service that includes the use of Class I ODS.

                 (c) For the purposes of the Air Force policy, the following are Class I ODS:

                           (1) Halons: 1011, 1202, 1211, 1301 and 2402

                           (2) Chloroflurocarbons (CFC):  CFC-11,  CFC-12,
CFC-13, CFC- 111, CFC-112, CFC-113, CFC-114, CFC-115, CFC-211, CFC-212,
CFC-213, CFC-214, CFC-215, CFC-216, and CFC-217.

                           (3) Other controlled substances: carbon
tetrachloride, methyl chloroform, and methyl bromide.

                 (d) The Air Force has reviewed the requirements specified in this contract to reflect this policy. Where considered essential, specific authorization has been obtained to continue use of these substances. Notify the Contracting Officer if any additional Class I ODS have been required in the performance of this contract or will be delivered as part of end item(s) or services(s) under this contract.

5352.242-9000    CONTRACTOR ACCESS TO AIR FORCE INSTALLATIONS
                 (MAY 1996)

            (a) The contractor shall obtain base identification and vehicle passes for all contractor personnel who make frequent visits to or perform work on the Air Force installation(s) cited in the contract.
Contractor personnel are required to wear or prominently display installation identification badges or contractor-furnished, contractor identification badges while visiting or performing work on the installation.





                                   Section I

                 (b) The contractor shall submit a written request on company letterhead to the (base point of contract or field engineer) listing the following: contract number, location of work site, start and stop dates, and names of employees and subcontractor employees needing access to the base. The letter will also specify the individual authorized to sign for a request for base identification credentials or vehicle passes. When reporting to the registration office, the authorized contractor individual should provide a valid driver's license, current vehicle registration and valid vehicle insurance certificate, to obtain a vehicle pass.

                 (c) During performance of the contract, the contractor shall be responsible for obtaining required identification for newly assigned personnel and for prompt return of credentials and vehicle passes for any employee who no longer requires access to the work site.

                 (d) When work under this contract requires unescorted entry to controlled or restricted areas, the contractor shall comply with AFI 31-209, the Air Force Resource Protection Program, and AFI 31 -501, Personnel Security Program Management, as applicable.

                 (e) Upon completion or termination of the' contract or expiration of the identification passes, the prime contractor shall ensure that all base identification passes issued to employees and subcontractor employees are returned to the issuing office.

                 (f) Prior to submitting an invoice for final payment, the prime contractor shall obtain a clearance certification from the issuing office which states all base identification passes have been turned in, accounted for, or transferred to a follow-on contract. This certification shall be submitted to the base point of contact or base engineer prior to submission of the final invoice for payment.

                 (g) Failure to comply with these requirements may result in withholding of final payment.

VI.  AFMC FAR SUP CLAUSES IN FULL TEXT

                 A. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO BOTH COST-REIMBURSEMENT AND FIXED PRICE DELIVERY ORDER EFFORTS.

5352.211-9001    MILITARY SPECIFICATIONS AND STANDARDS--
                 ALTERNATIVES (AFMC) (JUL 1997)

         The alternative specifications and standards listed herein are approved substitutes for the military-specifications/standards (MIL-Specs/STDs) cited in this contract. Unless an





                                   Section I
alternative is specifically approved by the Government and listed herein, the superseded or canceled MIL-Specs/STDs cited in this contract shall be contractually binding.

Originally Cited MIL-Spec/STD Approved Alternative

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

5352.215-9005    INCORPORATION OF CONTRACTOR'S TECHNICAL
                 PROPOSAL (AFMC) (JUL 1997)


                 (a) The following documents are incorporated herein by reference and made a part of this contract:

Paragraph Nos.___________________________________________________________
through _________________________________ of Contractor's Technical Proposal (or appropriate document(s) name) Version
No.___________________________________ dated ___________________, entitled
____________________________________________________.

                 (b) Nothing contained in the Contractor's technical proposal shall constitute a waiver to any other requirement of this contract. In the event of any conflict between the Contractor's technical proposal and any other requirement of the contract, the conflict shall be resolved in accordance with the Order of Precedence clause. For purposes of the Order of Precedence clause the documents listed above shall rank (insert rank order).

                 (c) The detailed technical content of the Contractor's proposal was an important factor in the selection of the Contractor for award of this contract. The documents listed above are now contractually binding. The Contractor shall not change or otherwise deviate from the content of these documents without prior written approval from the Contracting Officer.
                 (d) If it is necessary to change the learning arrangements, performance, design, configuration, or other items specified in the technical proposal in order to comply with the requirements of the contract clauses, special contract requirements, or statement of work, the contract shall be modified appropriately.

                 (e) The Contractor agrees that the documents listed above reflects the results/responses to all discussions, Clarification Requests
(CRs), and/or Deficiency Reports (DRs) issued during the negotiation process. If, after contract award, it is discovered that changes made during negotiations were not incorporated in the Sow and/or technical proposal, such changes to the Contractor's documents shall be considered administrative in nature and shall be made by unilateral modification to the contract, at no change in contract cost or price or other terms and conditions.





                                   Section I

5352.217-9010    ASSOCIATE CONTRACTOR AGREEMENTS (AFMC)
                 (JUL 1997)

          (a) The Contractor shall enter into Associate Contractor Agreements
(ACA) for any portion of the contract requiring joint participation in the accomplishment of the Government requirement. The agreements shall include the basis for sharing information, data, technical knowledge, expertise, and/or resources essential to the integration of the (insert name of the program or project) which shall ensure the greatest degree of cooperation for the development of the program to meet the terms of the contract. Associate contractors are listed in (h) below.

          (b) ACAs shall include the following general information:

                          (1) Identify the associate contractors and their
relationships.

                          (2) Identify the program involved and the relevant
Government contracts of the associate contractors.

                          (3) Describe the associate contractor interfaces
by general subject matter.

                          (4) Specify the categories of information to be
exchanged or support to be provided.

                          (5) Include the expiration date (or event) of  the
                              ACA.

                          (6) Identify potential conflicts between relevant
Government contracts and the ACA; include agreements on protection of proprietary data and restrictions on employees.

          (c) A copy of such agreement shall be provided to the Contracting Officer for review before execution of the document by the cooperating contractors.

          (d) Nothing in the foregoing shall affect compliance with the requirements of the clause at 5352.209-9002, Organizational Conflict of lnterest.

          (e) The Contractor is not relieved of any contract requirements or entitled to any adjustments to the contract terms because of a failure to resolve a disagreement with an associate contractor.

          (f) Liability for the improper disclosure of any proprietary data contained in or referenced by any agreement shall rest with the parties to the agreement, and not the Government.





                                   Section I

          (g) All costs associated with the agreements are included in the negotiated cost of this contract. Agreements may be amended as required by the Government during the performance of this contract.

          (h) The following contractors are associate contractors with whom agreements are required:

CONTRACTOR                ADDRESS                           PROGRAM/CONTRACT
BOOZ-ALLEN &              300 Convent, Ste 1250             SETA/F41624-94-C-8013
HAMILTON                  San Antonio, TX 78205

WPI                       100 N. E. Loop 410,               GSE&I/F41624-95-D-8141
                          Ste 1200
                          San Antonio, TX 78216

SW RESOURCE               121 Interpark, Ste 103 Data Specialist/
DEVELOPMENT               San Antonio, TX 78216             F41624-96-C-8004


5352.219-9000    INCORPORATION OF SUBCONTRACTING PLAN
                 (AFMC) (JUL 1997) [applies only to large business]

Special attention is invited to the clause at FAR 52.219-9, Small Business and Small Disadvantaged Business Subcontracting Plan. The subcontracting plan contained in Attachment 2 attached to Section J dated YYMMDD is incorporated herein by reference. The small business goal is 25% at award. The small and disadvantaged business goal is
 5% at award.  The women owned business goal is 5% at award.

5352.223-9000    USE OF HAZARDOUS MATERIALS IN THE PERFORMANCE OF ON-BASE
                 CONTRACTS (AFMC) (JUL 1997)

          (a) "Hazardous Material" as used in this clause includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

          (b) The list of hazardous materials identified FAR 52.223-3, Hazardous Material Identification and Material Safety Data, and DFARS 252.223-7001, Hazard Warning Labels shall be updated during performance of the contract whenever the Contractor determines that any other material to be delivered or used on base in excess of (insert locally specified time Period) and/or a (insert locally specified quantitv of material) under this contract is hazardous based on changes in the composition of the item(s) or a revision to Federal Standard No.
313. Provide written notification of changes in the Material Safety Data Sheets (MSDSs), including a copy of the updated MSDS, of each item to the identified point of contact on the installation prior to use of the item on installation.





                                   Section I

                 (c) The Contractor shall submit a Contractor Hazardous Material Report (insert form number), available from (insert installation) (insert appropriate office, e.g.. Hazardous Material Support Center or Hazardous Material Cell) at (insert phone number) for each item identified under Section I clauses referenced above or updates resulting from paragraph (b) of this clause 15 days prior to bringing the items on base. Update the report at least monthly (beginning no later than 30 days after the material is brought on base) until the hazardous material is removed from the base.

                 (d) All hazardous material used on base (including material to be used for a period of less than 24 hours) shall contain a hazardous material warning label. The label shall include a list of the hazardous chemical(s), material identification which matches the part number and/or trade name on the MSDS, appropriate hazard warnings (including description of target organs), and name and address of the chemical manufacturer, importer, or other responsible party.

                 (e) The Contractor is responsible for conducting and documenting employee hazard communication training prior to the commencement of work on base.

                 (f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

                 (g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinance, and regulations (including the obtaining of licenses and permits in conjunction with hazardous material).

                 (h) Notwithstanding any other rights in technical data specified elsewhere in this contract, the Government may use, duplicate, and disclose any data to which this clause is applicable to apprise personnel of the hazards to which they may be exposed and obtain medical treatment for those affected by the material. In addition, the Government may allow others to use, duplicate and disclose data for these purposes.


5352.225-9001    ENGLISH LANGUAGE REQUIREMENTS
                 (AFMC) (JUL 1997)

                 (a) Deliver all documents in the English language.

                 (b) Provide an English language speaking person during in-plant visits, inspections, reviews, audits, and other similar activities.





                                   Section I

5352.228-9001    INSURANCE CLAUSE IMPLEMENTATION (AFMC) (JUL 1997)

The Contractor shall obtain and maintain the minimum kinds and amounts of insurance during performance of this contract as specified by FAR 28.307-2, Liability, and contemplated by FAR 52.228-5, Insurance--Work on a Government Installation, and/or 52.228-7, Insurance--Liability to Third Persons.

5352.236-9001    PREPARATION OF MATERIAL APPROVAL
                 SUBMITTALS (AFMC) (JUL 1997)

The submittals contemplated by FAR 52.236-5, Materials and Workmanship, shall be accomplished on and in accordance with instructions pertaining to AF Form 3000, Material Approval Submittal.

5352.237-9001    CONTRACTOR IDENTIFICATION (AFMC) (JUL 1997)

                 (a) Contractor personnel and their subcontractors must identify themselves as Contractors or subcontractors during meetings, telephone conversations, in electronic messages, or correspondence related to this contract.

                 (b) Contractor-occupied facilities (on AFMC or other Government installations) such as offices, separate rooms, or cubicles must be clearly identified with Contractor supplied signs, nameplates or other identification, showing that these are work areas for Contractor or subcontractor personnel.

5352.243-9001    ADVANCE CHANGE ADJUSTMENT AGREEMENTS
                 (AFMC) (JUL 1997)

                 (a) Purpose. This clause establishes a procedure by which the parties agree to change this contract per the Changes clause of this contract without an equitable adjustment to the contract price. The parties agree that each change not exceeding $5,000.00 [or as otherwise negotiated at the delivery order level], which also does not affect the contract delivery or performance schedules or any other contract clause, ter~m or condition shall be a change having no effect on the contract price. For cost contracts, there will be no fee adjustment for each change not exceeding $5.,000.00 [or as otherwise negotiated at the delivery order level], which does not affect contract delivery or performance, or any contract clause, term or condition.

                 (b) Procedure. When it is proposed to make a change under the Changes clause and both parties agree that such a change shall require no equitable adjustment as contemplated by paragraph (a) of this clause, the Contractor shall submit a written





                                   Section I
proposal or offer to accomplish the proposed change without an equitable adjustment. If the Contracting Officer determines no adjustment is necessary, the Contractor's proposal may be accepted by issuing a unilateral modification using an SF Form 30 or AFMC Form 702, Amendment of Solicitation/Modification of Contract. The modification shall (1) be issued under the Changes clause; (2) cite this clause; (3) reference the Contractor's proposal or offer; and (4) direct the changes to be made. The issuance of the modification shall constitute acceptance of the Contractor's proposal or offer, shall be binding on both parties, and shall be a full, complete and final settlement for the directed changes.

5352.243-9002    NOT-TO-EXCEED/NOT-LESS-THAN AGREEMENTS
                 (AFMC) (JUL 1997)

          (a) Prior to the issuance of a change order under this firm-fixed-price contract, the Contractor shall promptly furnish, upon request of the Contracting Officer, written agreement as to the maximum (in the case of an increase) adjustments to the contract price and/or in the delivery schedule (or time of performance), caused by the change.

* Or in the case of a reduction, a not-less-than amount for the price.

          (b) The Contracting Officer shall also solicit such agreement on limitations to the adjustments or to any other contract requirements which may be subject to equitable adjustment by reason of the change. Any such written agreement shall then be cited in the change order and, upon its issuance, shall be a binding part of the contract. In no event shall the definitive equitable adjustment exceed the delivery schedule (or time of performance) adjustments so established. All costs associated with the change order shall be segregated from other contract costs until the change order has been definitized. Except with respect thereto, nothing contained herein shall affect the rights of the parties to an equitable adjustment by reason of the change, pursuant to the "Changes" clause.

ALTERNATE III (AFMC) (JUL 1997).

          (a) Prior to the issuance of a change order under this contract, the Contractor shall promptly furnish, upon request of the Contracting Officer, written agreement as to the maximum (in the case of an increase) adjustments* to be made in both the estimated cost and fixed fee, and/or in the delivery schedule (or time of performance), caused by the change.

* Or in the case of a reduction, a not-less-than amount for both the estimated cost and the fixed fee.

ALTERNATE IV (AFMC) (JUL 1997).

          (a) Prior to the issuance of a change order under this contract, the Contractor shall promptly furnish, upon request of the Contracting Officer, written agreement as to the





                                   Section I
maximum (in the case of an increase) adjustments* to be made in both the estimated cost and base fee and/or in the delivery schedule (or time of performance), caused by the I change.

* Or in the case of a reduction, a not-less-than amount for both the estimated cost and base fee.

5352.244-9000    DELETION OF ADVANCE NOTIFICATION/CONSENT
                 REQUIREMENT FOR SUBCONTRACTS (AFMC) (JUL 1997)

Paragraphs (a) and (b) of FAR 52.244-2, Subcontracts (Cost-Reimbursement and Letter Contracts), do not apply to the following subcontracts, which were
evaluated during negotiations:    (insert approved subcontracts).

This clause shall in no way relieve the Contractor of any responsibility for performing this contract; shall not create any obligation of the Government to, or privity with, these subcontractors; shall be without prejudice to any right or claim of the Government under this contract; and shall not constitute a determination of the acceptability of the subcontract terms or conditions or the allowability of any costs under this contract. Any request for consent to subcontract for subcontracts not listed above must be processed through the cognizant Administrative Contracting Officer as required by the "Subcontracts" clause.

5352.245-9000    GOVERNMENT-FURNISHED PROPERTY (GRP)
                 (AFMC) (JUL 1997)

Pursuant to the Government Property clause herein, the Government shall furnish the item(s) of property listed below as Government-Furnished Property (GFP) to the Contractor, f.o.b. (insert origin or destination as appropriate), for use in performance of this contract. Upon completion of the contract, the Contractor shall obtain disposition instructions from the Government Property Administrator of the activity having responsibility for administration of the contract.

                 ITEM NR NSN NOUN PART NO QTY DELIVERY DATE

5352.245-9004    BASE SUPPORT (AFMC) (JUL 1997)

Base support shall be provided by the Government to the Contractor in accordance with this clause. Failure by the Contractor to comply with the requirements of this clause shall release the Government, without prejudice, from its obligation to provide base support by the date(s) required. If warranted, and if the Contractor has complied with the requirements of this clause, an equitable adjustment shall be made if the Government fails to provide base support by the date(s) required.





                                   Section I

          (a) Base support includes Government-controlled working space, material, equipment, services (including automatic data processing), or other support (excluding use of the Defense Switched Network (DSN)) which the Government determines can be made available at, or through, any Air Force installation where this contract shall be performed. All Government property in the possession of the Contractor, provided through the base support clause, shall be used and managed in accordance with the Government Property clauses.

          (b) The Air Force installations providing the support shall be listed in subparagraph (e), and the Government support to be furnished by each installation under this contract shall be listed in subparagraph (f).

          (c) Unless otherwise stipulated in the contract schedule, support shall be provided on a no-charge-for-use basis and the value shall be a part of the Government's contract consideration.

          (d) The Contractor agrees to immediately report (with a copy to the cognizant CAO) inadequacies, defective Government-Furnished Property (GFP), or nonavailability of support stipulated by the contract schedule, together with a recommended plan for obtaining the required support. The Government agrees to determine (within 10 workdays) the validity and extent of the involved requirement and the method by which it shall be fulfilled (e.g., purchase, rental, lease, GFP, etc.). Facilities shall not be purchased under this clause. Additionally, the Contractor (or authorized representative) shall not purchase, or otherwise furnish any base support requirement provided by the clause (or authorize others to do so), without prior written approval of the Contracting Officer regarding the price, terms, and conditions of the proposed purchase, or approval of other arrangements.

          (e) Following are installations where base support will be provided (insert list of installations).

          (f) The Government support to be furnished under this contract is (insert list of support items). Because of the nature and location of the work performed, the value of such equipment is undeterminable. The Contractor shall not incur any cost resulting from nonsupport prior to Contracting Officer concurrence in accordance with this clause.

ALTERNAT'E I (AFMC) (JUL 1997).

          (g) When this contract is a cost, cost-reimbursement, time-and-materials, or labor hour contract, the Contractor agrees that in the performance of this contract or any major subcontract no direct or indirect costs for property will be incurred if the Government determines that property is available at, or through any Air Force installation where this contract shall be performed. Only the prior written approval of the Contracting Officer can relieve the Contractor from this restriction.





                                   Section I

                 B. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COSTREIMBURSEMENT DELIVERY ORDER EFFORTS.


5352.216-9003    AWARD FEE (AFMC) (JUL 1997)

(a) In addition to the Zero percent (0%) base fee set forth in H-004 of this contract, the Contractor may earn an award fee of up to six percent (6%) of the estimated cost on each delivery order on the basis of performance during the evaluation periods, and in the amount specified in the award fee plan.

(b) Monitoring of Performance. The Contractor's performance will be continually monitored by the performance monitor whose findings are reported to the Award Fee Review Board (AFRB). The AFRB recommends an award fee to the Fee Determining Official (FDO) who makes the final decision of the award fee amount paid based on the Contractor's performance during the award fee evaluation period.

(c) Award Fee Plan. The evaluation criteria and associated grades are specified in the award fee plan. The evaluation periods with the associated award fee pool amounts and performance criteria with associated percentages of available award fee are also specified in the award fee plan. Upon contract award, the Contractor will be provided the FDO-approved award fee plan.

(d) Modification of Award Fee Plan. Unilateral changes may be made to the award fee plan if the Contractor is provided written notification by the Contracting Officer before the start of the upcoming evaluation period.
Changes affecting the current evaluation period must be by bilateral agreement.

(e) Self-Evaluation. The Contractor may submit to the Contracting Officer, within five (5) working days after the end of each award fee evaluation period, a brief written self-evaluation of its performance for that period. This self-evaluation shall not exceed (insert number of pages) pages. This self-evaluation will be used in the AFRB's evaluation of the Contractor's performance during this period.

(f) Disputes. All FDO decisions regarding the award fee, including but not limited to, the amount of the award fee, if any; the methodology used to calculate the award fee; the calculation of the award fee; the Contractor's entitlements to the award fee; and the nature and success of the Contractor's performance, shall not be subject to the "Disputes" clause nor reviewed by any Board of Contract Appeal (BCA), court, or other judicial entity.

(g) Award Fee Payment.





                                   Section I

(1) Award fee is not subject to the allowable cost, and payment or termination clauses of this contract.

(2) The Contractor may bill for the award fee immediately upon receipt of the Contracting Officer's authorization for payment of the earned award fee amount.

5352-228-9000    PAYMENT AND PERFORMANCE BONDS
                 REQUIREMENTS FOR FIXED-PRICE
                 SUBCONTRACTS (AFMC) (JUL 1997)

          (a) Pursuant to DFARS 228.102-1, the requirement for payment and performance bonds is waived for cost-reimbursement contracts. In the performance of this cost reimbursement contact, it is expected that fixed-price subcontracts for construction or demolition efforts will be used. Therefore, for fixed-price construction subcontracts greater than $25,000 the prime Contractor is required to obtain from each construction subcontractor: (1) A payment bond in favor of the prime Contractor sufficient to pay material and labor costs; and, (2) A performance bond in an equal amount, if available at no additional cost.

          (b) When evidence of a performance bond and a payment bond with good and sufficient surety is required, such evidence shall be delivered to the Contracting Officer within 10 calendar days after award of the respective subcontract by the prime Contractor.

          (c) All bonds, including any necessary reinsurance agreements and construction permits, must be received by the Contracting Officer before a notice to proceed with the work is issued.

          (b) When evidence of a performance bond and a payment bond with good and sufficient surety is required, such evidence shall be delivered to the Contracting Officer within 10 calendar days after award of the respective subcontract by the prime Contractor.

          (c) All bonds, including any necessary reinsurance agreements and construction permits, must be received by the Contracting Officer before a notice to proceed with the work is issued.

                  (a) Pursuant to DFARS 228.102-1, the requirement for payment and performance bonds is waived for cost-reimbursement contracts. In the performance of this cost-reimbursement contract, it is expected that fixed price subcontracts for construction or demolition efforts will be used. Therefore, for fixed price construction subcontracts greater than $25,000, the Contractor is required to obtain from each construction subcontractor:





                                   Section I

                       (1) A payment bond in favor of the prime contractor sufficient to pay material and labor costs; and,

                       (2) A performance bond in an equal amount, if available at no additional cost.

                 (b) When evidence of a performance bond and a payment bond with good and sufficient surety is required, such evidence shall be delivered to the Contracting Officer within 10 calendar days after award of the respective subcontract by the prime contractor.

                 (c) All bonds, including any necessary reinsurance agreements and construction permits must be received by the Contracting Officer before a notice to proceed with the work will be issued.


1.  DFARS CLAUSES IN FULL TEXT

                 THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE ONLY TO FIXED-PRICE DELIVERY ORDER EFFORTS.

252.232-7007     LIMITATION OF GOVERNMENT'S OBLIGATION (AUG)

                 (a) Contract line item 0001 is incrementally funded. For this item, the sum of $________________________ [TBD at each Delivery Order] of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

                      (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).

                      (c) Notwithstanding the dates specified in the allotment
schedule in paragraph (i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a




                                   Section I
mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

          (d) When additional funds are allotted for continued performance of the contract line item identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

                      (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item identified in paragraph (a) of this clause, the Contractor incurs additional cost or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items or in the time of delivery or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes."

          (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item identified in paragraph (a) of this clause.

          (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work on and allotment of funds for the contract line items set forth in paragraph (a) above. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) and (e) of this clause.

          (h) Nothing in this clause affects the rights of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

          (i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

          On execution of contract                                            $
          (month) (day), 199x [to be determined on each delivery order]       $
          (month) (day), 199y [to be determined on each delivery order]       $
          (month) (day), 199z [to be determined on each delivery order]       $

 252.246-7002    WARRANTY OF CONSTRUCTION (GERMANY) (JUNE 1997)




                                   Section I

(a) ln addition to any other representations in this contract, the Contractor warrants, except as provided in paragraph (j) of this clause, that the work performed under this contract conforms to the contract requirements and is free of any defect of equipment, material, or design furnished or workmanship performed by the Contractor or any subcontractor or supplier at any tier.

(b) This warranty shall continue for the period(s) specified in Section 13, VOB, Part B, commencing from the date of final acceptance of the work under this contract. If the Government takes possession of any part of the work before final acceptance, this warranty shall continue for the period(s) specified in Section 13, VOB, Part B, from the date the Government takes possession.

(c) The Contractor shall remedy, at the Contractor's expense, any failure to conform or any defect. In addition, the Contractor shall remedy, at the Contractor's expense, any damage to Government-owned or -controlled real or personal property when that damage is the result of--

(1) The Contractor's failure to conform to contract requirements; or

(2) Any defect of equipment, material, or design furnished or workmanship performed.

(d) The Contractor shall restore any work damaged in fulfilling the terms and conditions of this clause.

(e) The Contracting Officer shall notify the Contractor, in writing, within a reasonable period of time after the discovery of any failure, defect, or damage.

(f) lf the Contractor fails to remedy any failure, defect, or damage within a reasonable period of time after receipt of notice, the Government shall have the right to replace, repair, or otherwise remedy the failure, defect, or damage at the Contractor's expense.

(g) With respect to all warranties, express or implied, from subcontractors, manufacturers, or suppliers for work performed and materials furnished under this contract, the Contractor shall--

(1) Obtain all warranties that would be given in normal commercial practice;

(2) Require all warranties to be executed in writing, for the benefit of the Government, if directed by the Contracting Officer; and

(3) Enforce all warranties for the benefit of the Government as directed by the Contracting Officer.





                                   Section I

(h) In the event the Contractor's warranty under paragraph (b) of this clause has expired, the Government may bring suit at its expense to enforce a subcontractor's, manufacturer's, or supplier's warranty.

(i) Unless a defect is caused by the Contractor's negligence, or the negligence of a subcontractor or supplier at any tier, the Contractor shall not be liable for the repair of any defects of material or design furnished by the Government or for the repair of any damage resulting from any defeat in Government-furnished material or design.

(j) This warranty shall not limit the Government right under the Inspection clause of this contract, with respect to latent defects, gross mistakes, or fraud.





                                   Section I

                                                                    Attachment 1
                                                                   Page 78 of 78


                                   SECTION J


                        LIST OF EXHIBITS AND ATTACHMENTS



DOCUMENT         TITLE AND DATA                                              NO. OF PAGES
--------         --------------                                              -------------

Exhibit A        Contract Data Requirements List (CDRL)                                       55
                 for Technical data dated 28 Mar 97, and Data
                 Item Descriptions (DIDS) with Index

Exhibit B        Contract Data Requirements List (CDRL)                                       34
                 for Management data dated 28 Mar 97, and Data
                 Item Descriptions (DIDS) with Index

Exhibit C        Contract Data Requirements List (CDRL)
                 for Cost data dated 28 Mar 97, and Data
                 Item Descriptions (DIDS) with Index

Atch 1           Statement of Work dated 28 Mar 97




                                Attachment 1-SOW

                                                                    Attachment 1
                                                                    Page 1 of 24


                                 BASIC CONTRACT
                               STATEMENT OF WORK





                                      FOR



                          FULL SERVICE REMEDIAL ACTION



                                     AT ANY



                               WORLDWIDE LOCATION





                          CONTRACT:  F41624-97-R-8003


                                DATE:  28 MAR 97





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 2 of 24


                               TABLE OF CONTENTS


SECTION/PARAGRAPH

1.0                       SCOPE
1.1                       Background

2.0                       APPLICABLE DOCUMENTS
2.1                       Compliance Documents

2.2                       Guidance Documents

2.3                       Delivery Order Specific Documents

3.0                       ADMINISTRATION AND MANAGERIAL REQUIREMENTS
3.1                       Management, Planning, and Reporting Functions
3.1.1                     Integrated Master Schedule
3.1.2                     Project Schedules
3.1.3                     Cost Performance Report
3.1.4                     Contract Funds Status Report
3.1.5                     Cost and Schedule Status Report
3.1.6                     Performance and Cost Report
3.1.7                     Funds and Man-Hour Expenditure Report
3.1.8                     Project Status Report

3.2                       Technical Documents
3.2.1                     Quality Plans
3.2.2                     Technical Plans and Reports
3.2-2.1                   Technical Plans
3.2-2.2                   Technical Reports

3.3                       Meetings

3.4                       Permits

3.5                       Construction Submittals

4.0                       TECHNICAL REQUIREMENTS
4.1                       Containment
4.1.1                     Capping
4.1.2                     Stabilization and Solidification
4.1.3                     Ground Water Physical and Hydraulic Control




                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 3 of 24


                         Table of Contents (continued)



4.2                Removal
4.2.1              Excavation
4.2.2              Ground Water Pumping
4.2.3              Free Product Removal
4.2.4              Soil Vapor Vacuum Extraction
4.2.5              Drum and Tank Removal
4.2.6              Asbestos Removal
4.2.7              Lead-Based Paint Waste Removal
4.2.8              Radon Monitoring, Reduction, and Removal
4.2.9              Low-level Radioactive Waste
4.2.10             Ordinance Removal
4.2.11             Polychlorinated Biphenyl Removal

4.3                Treatment
4.3.1              Carbon Absorption
4.3.2              Air Stripping
4.3.3              Biological Treatment
4.3.4              Thermal Treatment
4.3.5              Chemical Treatment

4.4                Innovative and Proven Treatment Technologies

4.5                Miscellaneous Requirements
4.5.1              Hydrant Refueling System
4.5.2              Facility Demolition and Site Enhancement and Restoration
4.5.3              Long Term Monitoring and Long Term Operation and Maintenance

4.6                Additional Requirements
4.6.1              Sampling, Testing, Analysis, and Monitoring
4.6-1.1            Sampling
4.6.1.2            Testing and Analysis
4.6-1.3            Process Monitoring
4.6-1.4            Record Keeping
4.6.2              Site Preparation and Clearance
4.6.3              Transportation
4.6.4              Site Closure and Demobilization





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 4 of 24

1.0  SCOPE

This basic contract Statement of Work (SOW) defines the scope of remedial actions that may be carried out under a Delivery Order (DO) at various worldwide locations. This SOW encompasses the range of methods and technologies supporting activities necessary to remedy site conditions in accordance with technical and regulatory requirements. These sites may require proven and/or innovative technologies and methods to accomplish the work. Innovative technologies and methods may include those listed in the reports of the Superfund Innovative Technology Evaluation (SITE) Program published by the US Environmental Protection Agency (EPA), and those developed under sponsorship of the US Air Force.

The work to be performed under this basic contract SOW requires environmental remediation of sites located on US Government (primarily Air Force) installations as well as any other worldwide site for which the Air Force Center for Environmental Excellence (AFCEE) customers have responsibility.

The Contractor shall function as an integral team member in support of the AFCEE mission. These expectations include efficient management of DOs including accurate, on-time submittals of contract deliverables and timely identification and solution of impediments to successful project execution. Technical requirements include early involvement in the process to allow for the development of the most cost-effective and technically sound remedy. AFCEE will rely on the contractor's expertise in recognizing and addressing problematic issues and successful execution of each DO. The Contractor shall perform all work in accordance with federal, state, and local statutes and regulations. Remedies shall conform to environmental permit or decision document requirements.

1. 1  Background

The Air Force is committed to effective compliance and stewardship activities for Air Force lands, including Government Owned-Contractor Operated (GOCO) facilities, to provide access to the air, land, and water needed to maintain and improve Air Force mission capability. This commitment is accomplished by complying with federal, state, and local environmental statutes and regulations. Compliance is accomplished under many Air Force programs, several of which have been implemented to investigate conditions at past hazardous waste disposal and spill sites and select remedial actions for those sites that pose a threat to human health and welfare and to the environment. It is the expanded mission of the AFCEE, as a national asset to the US Government, to provide these same services and capabilities to other agencies and AFCEE customers, in addressing similarly aggressive national and international remediation programs, as requested.





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 5 of 24


2.0  APPLICABLE DOCUMENTS

2.1  Compliance Documents

The Contractor shall comply with all federal, Air Force, state, and local regulatory agency requirements, and applicable statutes, policies, and regulations, including, but not limited to, those cited by reference below:

                   a.   Occupational Safety and Health Administration (OSHA) Act
                   b.   Department of Transportation (DOT) Regulations
                   c.   National Environmental Policy Act (NEPA)
                   d.   Clean Water Act (CWA)
                   e.   Safe Drinking Water Act (SDWA)
                   f.   Clean Air Act (CAA)
                   g. Federal Water Pollution Control Act as amended by the CWA
                   h.   Endangered Species Act
                   i.   Toxic Substances Control Act (TSCA)
                   j. Resource Conservation and Recovery Act (RCRA), as amended by the Hazardous and Solid Waste Amendments
                        (HWSA)
                   k. Comprehensive Environmental Response Compensation and Liability Act (CERCLA) as amended by the Superfund Amendments and Reauthorization Act (SARA)
                   1. National Emission Standards for Hazardous Air Pollutants, Title 40, Code of Federal Regulation (CFR),
                        Part 61, Subparts A and M, US EPA
                   m.   Asbestos Standards, Title 40 CFR, Part 763, Subparts
                        G and E, US EPA
                   n.   National Historic Preservation Act (NHPS)
                   o.   Fish and Wildlife Coordination Act
                   p.   Solid Waste Disposal Act as amended by RCRA of 1976
                   q.   Archaeological and Historical Preservation Act
                   r. Flood Plain Management, Executive Order (EO) 11988 as amended by EO 12148
                   s.   Act for the Preservation of American Antiquities
                   t.   Archaeological Resources Protection Act
                   u.   Wilderness Act
                   v.   Protection of Wetlands act
                   w.   National Trails Systems Act
                   x.   Marine Protection and Sanctuaries Act
                   y.   Water Bank Act
                   z.   Coastal Zone Management Act
                   aa.  Coastal Barriers Resource Act
                   ab.  Great Lakes Coastal Barrier Act
                   ac.  Farmland Protection Policy
                   ad. Federal Facility Compliance Act of 1992 ae. Site and project specific Records of Decisions (RoDs).





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 6 of 24


                   af.    DoD-STD-100C, Engineering Drawing Practices, 1988
                   ag.    Quality Program Plan (QPP), dated TBD
                   ah.    Department of Defense Standard 6055.9, Ammunition and
                          Explosives Safety Standards
                   ai.    Other federal, state and local regulation and statutes
                          as applicable.
                   aj.    Uniform Building Code, current edition
                   ak.    Construction Specifications Institute Master Format
                          CSI MP-2-1-88, 6 October 1988
                   al.    American Society of Heating Refrigeration and Air
                          Conditioning Engineers, (ASHRAE) Handbooks; 1989
                          Fundamentals, 1990 Refrigeration, 1991 HVAC
                          Applications, and 1992 HVAC Systems and Equipment.
                   am.    National Standard Plumbing Code, current edition
                   an.    Model Quality Assurance Project Plan (QAPP), current
                          edition, Air Force Center for Environmental
                          Excellence/Environmental Restoration Division
                          (AFCEE/~ER), Brooks AFB, TX

2.2  Guidance Documents

The following documents are incorporated by reference herein as guidance:

                    a. "Interim Guidelines and Specifications for preparing Quality Assurance Project Plans", Quality Assurance Management Staff (QAMS)-005-80, US EPA, 1980

                    b. Guidance on Setting Permit Conditions and Reporting Trial Bum Results, January 1989, EPA 6256-89091 ORD/OSW

                    c. Preparation of Illustrations for Reports of the US Geological Survey, Plate III, Ridgeway, JL, 1920

                    d. Guidance on Cleanup of Surface Tank and Drum Sites, PB-87-110672, US EPA, June 1985

                    e. A Guidance to the Assessment and Remediation of Underground Releases, API Publication 1628, second edition, August 1989.

                    f. Removal and Disposal of underground Petroleum Storage Tanks, API recommended practice 1604, second edition, December 1987.

                    g. National Fire Protection Association Standards, current editions

                    h. EPA/625/8/8-87/014 September 1987, "A Compendium of Technologies Used in the Treatment of Hazardous Wastes."

                    i. American Society for Testing and Materials (ASTM) Standards (most current).

                    j.    Water Measurement Manual, Bureau of Reclamation, 1967

                    k. ANSI Z39.18, Information Sciences - Scientific and Technical Reports Organizations, Preparation, and Production.

                    1. Remedial Action Cost Engineering and Requirements System, current version.

                    m.    Air Force Engineering Technical Letters (AFETLs).


                    n. Occupational Safety and Health Guidance Manual for Hazardous Waste Site Activities

                          (NIOSH/OSHA/US Geological Survey/EPA, 1985)





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 7 of 24


                    o.    Test Methods for Evaluation Solid Waste
                          Physical/Chemical Methods, current edition,
                          (EPA/SW846).

                    p. Model Field Sampling Plan (FSP), current edition, AFCEE/ER, Brooks AFB, TX

                    q. Model Work Plan (WP), current edition, AFCEE/ER, Brooks AFB, TX


2.3              Delivery Order Specific Documents

Documents shall be incorporated as determined at the DO level.





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 8 of 24


3.0  ADMINISTRATIVE AND MANAGERIAL REQUIREMENTS

The Contractor shall implement remedial actions as specified in each DO and in accordance with compliance documents listed in Section 2. 1. The Contractor shall be familiar with the guidance documents listed in Section 2.2. The Contractor shall supply all labor, equipment, and materials necessary to accomplish the work assigned unless otherwise specified in each DO. The Contractor shall perform management and planning functions as well as performance measurement and fund status reporting during the course of this effort.

3.1              Management, Planning, and Reporting Requirements

The Contractor shall plan project activities and develop, implement, and maintain schedules of project events, describe the status of resources, report on activity and progress toward accomplishing objectives, and document the results of project efforts for each DO.

3.1.1            Integrated Master Schedule

The Contractor shall prepare a work breakdown structure (WBS) or equivalent task breakdown for each DO. The breakdown structures shall be used to report schedule status. The Contractor shall provide an Integrated Master Schedule for the task specific DO. (Contract Data Requirements Lists [CDRLS] B001, B002)

3.1.2            Project Schedules

The Contractor shall prepare a computer generated network analysis which is a detailed task plan for all tasks for approval by the COR. The network analysis (e.g., GANTT, PERT, CPM) shall be in the form of a progress chart of suitable scale to indicate appropriately the percentage of work scheduled for completion by any given date during the period of the DO. The Network Analysis shall show both serial and parallel sub-tasks leading to a deliverable product/report. Show early and late start and completion date with float. (CDRL B003)

3.1.3            Cost Performance Report

The Contractor shall implement and maintain a performance measurement system to support the gathering of cost and schedule data for the purpose of determining program status. The WBS or equivalent task breakdown shall be used for reporting cost. The cost performance report (CPR) presents the performance measurement baseline, and the cost and schedule performance against that baseline. The submittal shall consist of the appropriate figures containing cost and related data for measuring project cost and schedule status. (CDRL C001)





                               Attachment 1 - SOW

                                                                    Attachment 1
                                                                    Page 9 of 24


3.1.4            Contract Funds Status Report

The Contractor shall prepare contract funds status reports (CFSRS) to provide contract funding information for the task specific DO. The purpose of the CFSR is to update and forecast funding requirements, funding changes and budget estimates, identify any funds in excess of DO needs which may become available for deobligation, and provide rough estimates of termination costs. (CDRL C002)

3.1.5             Cost and Schedule Status Report

T'he Contractor shall prepare summarized contract cost and schedule performance information for program management purposes. The Cost and Schedule Status Report
(CSSR) contains contract data, including original and current contract values and the management estimate at completion, performance data, and narrative explanations which present information on significant cost, schedule variances, contractual problems, or other areas of interest. (CDRL C003)

3.1.6            Performance and Cost Report

The Performance and Cost Report (PCR) shall be prepared by the Contractor. The PCR provides the current status and projected requirements for funds, manhours, and work completion. (CDRL C004)

3.1.7            Funds and Man-Hour Expenditure Report

The Funds and Man-Hour Expenditure Report (FEMR) shall be prepared by the Contractor. The FEMR provides the Government visibility into Contractor expenditures for labor, materials, travel, and other contract charges. It tracks these expenditures against baseline values and provides cost to completion estimates. (CDRL C005)

3.1.8            Project Status Report

The Contractor shall prepare Project Status Reports. This report is used to review and evaluate the overall progress and existing or potential problem areas on the project. The report shall be prepared in a Contracting Officer's Representative (COR) approved formal. The content of the report shall include a summary of events occurring during the reporting period, discussion of performance, identification of problems and any corrective action taken, and outstanding issues. (CDRL B004)

3.2              Technical Documents





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3.2.1            Quality Plans

After award of the basic contract, the Contractor will be tasked to prepare a basic contract QPP for AFCEE review and approval. Once the basic contract QPP has been reviewed and approved, it shall be incorporated as a compliance document as defined in Section 2. 1. The basic contract QPP will become the standard from which the task specific DO QPP will be developed. The Contractor shall prepare, for AFCEE review and approval, a site specific QPP for the task specific DO. If the Contractor has previously submitted an AFCEE approved corporate QPP, this QPP shall be used as the basic contract QPP. The Contractor is required to implement, maintain, and comply with the approved basic contract QPP and the site specific QPP.

The QPP shall include the Contractor's Environmental Health and Safety Plan
(HSP), required by 29 CFR 1910.120, the Environmental Sampling and Analysis Plan
(SAP), and the Environmental Construction Quality Plan (CQP). The SAP shall include a QAPP which is to be in compliance with the AFCEE Model QAPP, defined as Item an. in Section 2.1, and a FSP. The AFCEE Model FSP is available as a guidance document, Item p. under Section 2.2. (CDRLs A001, A002, A003)

3.2.2            Technical Plans and Reports

3.2.2.1          Technical Plans

The Contractor shall identify and review the results, findings, and recommendations from relevant previous studies and projects prior to preparing project plans. The Contractor shall prepare, implement, maintain, and comply with plans as needed to accomplish tasks under each DO.

                 a.      Environmental Community Relations Plan (CDRL A004)
                 b. Environmental Cleanup Plan (include the following subsections only as appropriate)
                         (1)      Project Activities (Work Plan) (CDRL A005)
                         (2)      Site Security Plan (CDRL A006)
                         (3)      Excavation Plan (CDRL A007)
                         (4)      Spill and Discharge Control Plan (CDRL A008)
                         (5)      Bench Scale Test Plan (CDRL A009)
                         (6)      Asbestos Abatement Plan (CDRL A010)
                         (7)      Air Modeling and Monitoring Plan (CDRL A011)
                         (8)      Surface Water Management Plan (CDRL A012)
                         (9)      Ground Water Management Plan (CDRL A013)
                         (10)     Erosion Control Plan (CDRL A014)
                         (11)     Emissions Control Plan (CDRL A015)
                         (12)     Transportation Plan (CDRL A016)
                         (13)     Remediation Management Plan (CDRL A017)





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                         (14)     Siting Analysis Plan (CDRL A018)
                         (15)     Site Preparation Plan (CDRL A019)
                         (16)     Demobilization and Closure Plan (CDRL A020)
                 c. Standard Operating Procedures for Hazardous Material (CDRL A021)
                 d.      Environmental Operations and Maintenance Plan (CDRL
                         A022)


3.2.2.2          Technical Reports

Other reporting mechanisms include, but are not limited to, technical reports, problem reports, photographs, "as built" drawings, and shop drawings.

                 a.       Technical Report (CDRL A023)
                          (1)     Analytical Data Report Package (CDRL A024)
                          (2)     Environmental Site/Project Summary (CDRL A025)
                 b.       Production or Delivery Problem Report (CDRL A026)
                 c.       Still Photographic Records (CDRL A027)
                 d.       Status Report (Technical) (CDRL A028)

The Contractor shall provide engineering data including design plans and specifications, as-builts drawings, and equipment or material specifications (cut-sheets). These documents shall be completed by the Contractor according to the most appropriate industry standard.

3.3              Meetings

The Contractor shall attend a pre-proposal conference or site visit and post award or preperformance conference. The Contractor also shall attend meetings to discuss technical or regulatory issues and project progress and status, as requested by the COR. If requested by the COR, the Contractor shall prepare, and submit for review, presentation materials for meetings and an agenda. The Contractor shall prepare minutes for all meetings attended. (CDRLs B005, B006, B007)

3.4              Permits

The Contractor shall apply for and obtain all federal, state, local, and other applicable environmental permits, licenses and certificates required to perform and complete each remedial action. The Contractor shall maintain a library of these documents at the Contractor's temporary office on base as well as the corporate facility handling each DO. The Contractor shall comply with permit conditions.

3.5              Contractor Documentation

The Contractor shall create and maintain a Master Document List (MDL) that includes all documents, whether the document is a deliverable or not, which are prepared during the





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course of the delivery order. The MDL and its documents shall be maintained in libraries readily available for submittal to the Government. All Material Submittals shall be accomplished in accordance with the instructions pertaining to AF Form 3000, Material Approval Submittal. (CDRL B008)





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4.0              TECHNICAL REQUIREMENTS

T'he Contractor shall perform remedial activities as described in each DO. Requirements include, but are not limited to, containment, removal, and/or treatment of waste. Other requirements include demolition, facility enhancement or restoration, long term operation and maintenance, and long term monitoring. Incidental requirements include mobilization of personnel and equipment, preparation of the site, testing, sampling, and analysis, site restoration, and demobilization of personnel and equipment.

4.1              Containment

The Contractor shall contain contaminated materials in-situ and ex-situ through capping, solidification, stabilization, either ground water physical or hydraulic control, or other methods specified in each DO. The Contractor shall evaluate and/or modify the containment design and specification plans, as specified in each DO. The Contractor shall perform all work in accordance with AFCEE approved plans and specifications.

4. 1.1           Capping

The Contractor shall plan, construct, operate, and maintain physical barriers
(caps) over contaminated areas to reduce contaminant migration using natural materials such as clays, gravels, soils, synthetic materials such as geotextiles, impervious materials such as concrete or asphalt, or combinations of these materials. Additionally, the Contractor shall plan, construct, operate, monitor, maintain, and decommission leachate collection and treatment systems, gas ventilation of collection systems, and storm water run-on and run-off control systems that are associated with the remedy.

4.1.2            Stabilization and Solidification

The Contractor shall plan, stabilize, and solidify contaminated materials using cementation, organic or inorganic stabilization and solidification, and vitrification processes either in-situ or ex-situ. The Contractor shall provide and operate the equipment and materials necessary to stabilize or solidify, move, and/or emplace the contaminated materials. Cementation reagents include cements, pozzolanic materials, and blends of these reagents. Organic stabilization and solidification methods include the uses of polymers, resins, and other organic substances to encapsulate contaminants, and the blending of contaminated materials into asphalt using hot batch and low temperature emulsion methods.

4.1.3            Ground Water Physical or Hydraulic Control

The Contractor shall install physical barriers, such as slurry walls, grout curtains, and sheet piling, or ground water extraction systems that influence the hydraulic properties of the aquifer. In support of the remedy, the Contractor shall be required to determine




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aquifer hydraulic, geologic, and chemical properties, such as, but not limited to, permeability, porosity, specific yield, ground water velocity and direction, transmissivity, gradient, lithologic sequence, and organic and inorganic constituents. This determination shall be completed using existing data and obtaining additional data as required.

With regard to the installation of ground water extraction systems, the Contractor shall analyze and convert existing ground water monitoring wells for use as extraction, injection, and re-injection wells, if applicable. In addition, the Contractor shall plan, install, test, operate, maintain, monitor and decommission horizontal and vertical ground water extraction, injection, and re-injection wells and required connections to a ground water treatment system or other system receiving the ground water.

4.2              Removal

The Contractor shall remove contaminated materials and environmental media for treatment, recycling, and disposal. The Contractor shall evaluate and/or modify, as specified in each DO, the removal design and specification plans. Media and materials to be removed may include, but are not limited to, tanks, drums, containers, underground storage , contaminated soil, soil gas, ground water, and asbestos containing materials. Removal methods include, but are not limited to, excavation, ground water pumping, and soil vapor vacuum extraction.

4.2.1            Excavation

The Contractor shall perform field investigations necessary to identify and verify the location of utilities and mark the location of utilities in accordance with industry practice. Prior to initiating excavation activities, the Contractor shall obtain the appropriate digging permits in accordance with basic contract special requirements H011. If necessary, field investigations shall conducted, as necessary, to sample and analyze soils and other materials to verify the nature and extent of contaminants. Excavation activities shall be planned and implemented in a manner that protects existing site utilities, structures, surface features, service operations, monitoring and other types of wells, and the general site environment. This includes the protection of trees, shrubs and other vegetation not in the excavation zone from damage from dust, compaction of soils, and physical contact with machines and equipment. If appropriate, the Contractor shall conserve uncontaminated topsoil by removal, storage, or redistribution. All reasonable measures should be taken to minimize and suppress fugitive emissions of dust, vapors and other site materials during excavation.

The Contractor shall plan, construct, operate, maintain, and decommission storage facilities for excavated material. Except during active periods of accumulation or loading, all waste storage piles shall be covered to prevent leachate generation, minimize off gassing of contaminants, and divert storm water run-off. The storage pile covers shall be anchored to sustain the maximum anticipated wind. Additionally, the Contractor shall





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plan, construct, operate, maintain, and decommission storm water run-on and run-off and leachate containment systems and excavation dewatering systems and properly dispose of accumulated water. Excavations shall be backfilled with material that is uncontaminated, free from debris, and similar to that of adjacent soils. All backfilled excavations shall be restored with topsoil or other approved material and reseeded with vegetation to prevent erosion.

4.2.2            Ground Water Pumping

The Contractor shall plan, install, test, operate, maintain, monitor, and decommission a ground water extraction, injection, and re-injection system to mitigate the risk associated contaminated ground water. In support of the selected remedy, the Contractor shall be required to characterize aquifer hydraulic, geologic, and chemical properties, such as, but not limited to, permeability, porosity, specific yield, ground water velocity and direction, transmissivity, gradient, lithologic sequence, and organic and inorganic constituents. If appropriate, existing ground water monitoring wells shall be evaluated and converted for use as extraction, injection and re-injection wells. The Contractor shall plan, install, test, operate, maintain, monitor, and decommission the required connections to the system receiving the ground water.

4.2.3            Free Product Removal

The Contractor shall plan, install, and operate equipment to selectively remove free product from the ground water. The Contractor shall install and operate the system in a manner that minimizes the amount of ground water being recovered and maximizes the free product removal. The contractor shall separate, collect, and manage the free product removed for disposal, recycling, or treatment.

4.2.4            Soil Vapor Vacuum Extraction

The Contractor shall plan, construct, operate, maintain, and decommission soil vapor vacuum extraction (SV(2)E) systems to remove contaminated soil gas from the subsurface. The Contractor shall characterize the subsurface conditions necessary for optimizing the operation of a (SV(2)E) system using existing data and obtaining additional data as required. The Contractor shall plan, construct, operate, maintain, and decommission vertical and horizontal subsurface vapor collection and injection wells. Injection wells may be located in the unsaturated and the saturated subsurface zones. To maximize (SV(2)E) efficiency, the Contractor shall cover the ground surface located above the extraction wells with a low permeability material. The Contractor shall be responsible for planning, installing, and maintaining connections from the (SV(2)E) gas discharge to vapor treatment systems.

4.2.5            Drum and Tank Removal





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The Contractor shall plan and execute the removal and disposal of tanks, drums, other containers, and their contents. The removal shall require the disconnection, backflushing, and disposal of the associated pipelines and the plugging and/or capping of any portion of pipeline left in place. The Contractor shall install replacement tanks, associated piping, and leak detection systems. Additionally, the Contractor shall clean, cut, and/or crush tanks, drums, and containers and arrange for transportation and disposal. Spent wash materials shall be collected and properly disposed of in accordance with applicable regulations. Leaking drums and drums of questionable structural integrity shall be overpacked for transportation and disposal.

4.2.6            Asbestos Removal

The Contractor shall survey, plan, and implement the removal, encapsulation, and enclosure of asbestos-containing materials (ACM) such as pipe boiler and acoustical insulation, fire retardant, floor tile, transite sheet, and cement-asbestos siding. The ACM shall be removed, containerized, and properly disposed of in accordance with applicable regulations. To protect workers and occupants in buildings undergoing abatement, enclosure systems and engineering controls, such as negative air pressure and high efficiency particulate filtering systems shall be installed. The Contractor shall replace the ACM's with suitable non-asbestos containing materials.

4.2.7            Lead-Based Paint Waste Removal

The Contractor shall remove or encapsulate, transport, and dispose of lead-based paint (LBP) waste or materials, structures, soils, etc. containing lead based paint. All waste shall be containerized and sampled to delete the appropriate disposal method and facility. Waste consolidation and minimization practices shall be evaluated to provide the best value to the government. As an alternative to removal, the Contractor shall encapsulate the painted surface to act as a barrier between the LBP and the environment.

4.2.8            Radon Monitoring, Reduction, and Removal

The Contractor shall monitor the levels of radon as directed by the DO. Sampling locations shall be selected such that the major entry routes to structures and exposure points are monitored.

The Contractor shall plan, install, test, operate, maintain, and decommission systems used to reduce radon concentrations to regulatory acceptable levels. These systems shall be used to recover and exhaust the radon gas from beneath the structural slab or flooring or to ventilate the interior of the affected structure. In addition to the installation of these systems, the Contractor shall seal the radon source to maximize the radon recovery and to prevent the migration of the gas into the structure.





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4.2.9            Low-Level Radioactive Waste

The Contractor shall plan and implement the removal and transport of low-level radioactive waste (LLRW), as specified in each DO. All tasks shall be coordinated with the COR in conjunction with the US Air Force Radioisotope Committee. The nature of the waste shall be characterized and properly disposed of in accordance with the applicable regulations.

4.2.10           Ordinance Removal

The Contractor shall plan, remove, transport, and dispose of unexploded ordinance or waste products from exploded ordinance, such as lead shot. Coordination with the Base/Installation's Explosive Ordinance Disposal (EOD) office is required.

4.2.11           Polychlorinated Biphenyls

T'he Contractor shall plan, remove, transport, and dispose of polychlorinated biphenyl (PCB) contaminated waste. Removal activities include the application and recovery of surfactants, the scabbilization or scarification of a concrete surface, or the excavation of contaminated soils. All work shall be conducted in accordance with TSCA which sets the clean-up levels, disposal standards, and the confirmation sampling requirements.

4.3              Treatment

The Contractor shall treat contaminated materials using technologies such as carbon adsorption, air stripping, biological processes, thermal, and chemical treatment. Contaminated materials include ground and surface water, soil, sediment, liquid wastes, solid wastes, sludges, residues, soil gas, and remedial system effluent streams. The Contractor shall plan, install, test, operate, maintain, and decommission the treatment systems and supporting pretreatment systems such as phase separators, chemical precipitators, aerators, and filters. The Contractor shall evaluate and/or modify the treatment design and specification plans and document and report on activities.

4.3.1            Carbon Adsorption

The Contractor shall plan, install, test, operate, maintain, and decommission carbon adsorption systems to treat contaminated aqueous streams, such as extracted ground water and air stripper discharge, and contaminated gaseous streams, such as the effluents from soil vapor vacuum extraction systems and air strippers.





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4.3.2            Air Stripping

The Contractor shall plan, install, test, operate, maintain and decommission air stripping towers for treatment of contaminated water. Necessary controls shall be provided for reliable and efficient operation.

Influent water pretreatment equipment necessary to ensure reliable and efficient air stripper operation shall be provided and maintained by the Contractor. Pretreatment can include aeration, bacterial degradation, pH adjustment, inorganic precipitation, and adsorption and ion exchange systems.

4.3.3            Biological Treatment

The Contractor shall plan, install, test, operate, and maintain biological treatment systems to remove contaminants from soil, water, and air. Biological treatment systems include, but are not limited to covered comfort piles, reactors, land treatment, in-situ biodegradation, bioventing and activated sludge. Tests shall be conducted to evaluate the effectiveness of bioremediation. The Contractor shall control air emissions from biological treatrnent systems.

4.3.4            Thermal Treatment

The Contractor shall plan, install, test, operate, maintain and decommission thermal treatment equipment to decontaminate soil, site material, and effluent gas streams from SV(2)E systems, air strippers, biological treatment systems, and other remedial systems. Trial burns shall be conducted to demonstrate thermal treatment system performance. The Contractor shall collect, manage, store, and dispose of thermal treatment residues.

4.3.5            Chemical Treatment

The Contractor shall plan, install, test, operate, maintain and decommission chemical treatment equipment to decontaminate soil, water, and air from remedial extraction systems. Treatment shall be accomplished by neutralization, chemical reaction, or other processes that change the chemical structure, such as ultraviolet oxidation.

4.4              Innovative and Proven Removal Technologies

Documents to be reviewed include, but are not limited to, those published by the US EPA under the SITE programs The Contractor shall plan, construct, operate, and maintain,





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monitor and decommission innovative environmental remediation technologies and other proven removal technologies depending upon site specific characteristics.

4.5              Miscellaneous Requirements

4.5.1            Hydrant Refueling Systems

The Contractor shall provide for the removal, disposal, installation, replacement, repair, maintenance and/or upgrade of hydrant refueling systems. This includes activities associated with connecting pipelines, fuel and solvent contaminated soils, residual liquids and sludges, and site restoration. The Contractor shall also be responsible for the collection, testing, analysis, and reporting of contaminants present in soils, liquids, and sludges.

4.5.2            Facility Demolition and Site Enhancement and Restoration

The Contractor shall conduct demolition efforts in conjunction with new construction or renovation, removal of outdated facilities, and site clearing from natural disasters. These capabilities are required in an effort to prevent unmanaged disposal of hazardous materials, and to reduce the amount of solid waste sent to municipal landfills. Surveys to be conducted on demolition efforts may include, but are not limited to asbestos, PCBs, and lead-based paint.

4.5.3            Long Term Monitoring and Long Term Operations and Maintenance

The Contractor shall be responsible for the operation, maintenance, monitoring, and evaluation of in-place remedial systems, as required, in each DO. Activities include, but are not limited to landfill cap repair, groundwater sampling and analysis, monitoring in support of the effectiveness of the selected remedy (i.e. fate and transport groundwater modeling in support of natural attenuation) and maintenance of pump and treat systems.

4.6              Additional Requirements

4.6.1            Sampling, Testing, Analysis, and Monitoring

The Contractor shall sample, analyze, and test environmental media and monitor meteorological and process conditions in keeping with the established QPP. The Contractor shall generate the analytical and test data in order to support the safe conduct of remediation projects, obtain information necessary for remediation system parameters to monitor the progress of remediation and remedial system performance, demonstrate regulatory compliance, and establish that remediation goals have been achieved. The





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Contractor shall create and maintain written and electronic records as specified in each DO.

4.6. 1.1         Sampling

The Contractor shall take representative samples of environmental media, including soil, sediment, ground water, surface water, waste materials, leachate, soil gas and ambient air. The Contractor shall be required to sample for air quality performance compliance, effluents from remediation equipment such as, but not limited to, incinerator stacks and soil vapor extraction discharge. The Contractor shall drill, install, and develop vertical and/or horizontal monitoring wells to collect ground water samples, and conduct soil borings to obtain subsurface samples.

4.6.1.2          Testing and Analysis

The Contractor shall analyze and test environmental samples using standardized methods as prescribed in the "Test Methods for Evaluating Solid Wastes, Physical/Chemical Methods", current edition. Quantitative and qualitative analyses for fuels, volatile organics, semi-volatile organics, pesticides, PCBs, asbestos, metals, other inorganic species and physical properties shall be conducted. The Contractor shall ensure the defensibility of test and analytical results through execution of scientifically sound activities as outlined in the appropriate portion of the approved QPP.

4.6.1.3          Process Monitoring

The Contractor shall monitor, adjust, and/or repair remedial equipment to ensure that performance measurements are consistent with optimal operational parameters, reliability goals are being met, the progress of remediation is consistent with system expectations, and compliance with applicable statutes and regulations is demonstrated.

4.6.1.4          Record Keeping

The Contractor shall create and maintain in one location written and electronic records sufficient to recreate each sampling, analytical, testing and monitoring event. The Contractor shall make these records available to the government upon request. The Contractor shall maintain records of, and derived from, all activities outlined in the appropriate portion of the QPP supporting the generation of these sampling and analysis records. The Contractor shall also retain written calculations using information obtained from sampling, analysis monitoring and testing activities, to include all raw data.

The contractor shall meet any Installation Restoration Program Information Management System (IRPIMS) data deliverable requirements, as required in each DO. The contractor shall collect and submit the data required to populate the IRPIMS database on 3.5" floppy diskettes. The contractor shall be responsible for the recording of field and laboratory





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data into the computerized format specified by the current version of the IRPIMS
Data Loading Handbook (mailed under separate cover). AFCEE/MSC will provide IRPTools PC software upon request. This program is designed to assist the contractor in preparation and validation of their data. The contractor may choose to use IRPTools PC (mailed separately with software manual), to input and format their data, but all data shall be validated by IRPTools PC prior to submission. A hard copy of the items of interest report and a copy of the transmittal letter (as described below) must accompany all submission diskettes. IRPIMS submission groups, including resubmissions, shall be delivered according to the time schedule specified in the current version of the IRPIMS Data Loading Handbook.

All IRPIMS data deliverables shall be sent to:

                 HQ AFCEE/MSC BLDG 532
                 ENVIRONMENTAL SYSTEMS SUPPORT TEAM
                 ATTN:  IRPIMS Data Management
                 3207 North Road
                 Brooks AFB, TX 78235-5363

The contractor shall provide a transmittal letter to the Government contracting office responsible for the contract. For AFCEE contracts, this address is:

HSC/PKV BLDG 532
3207 North Road
Brooks AFB, TX 78235-5363

This letter shall list the submission group(s) included or omitted (with an appropriate explanation), show the government contract and delivery order numbers as well as identify the Air Force point of contact who is responsible for monitoring this contract.

The contractor shall be responsible for the accuracy and completeness of all data submitted. All data submitted by the contractor shall correspond exactly with the data recorded in the original laboratory reports and any other documents associated with sampling and laboratory tasks. Each submission group delivered by the contractor will be electronically evaluate by AFCEE/MSC for format compliance and data integrity in order to verify acceptability. All submissions are required to be error-free and compliant with latest IRPIMS Data Loading Handbook. Any errors in the submission that are identified by AFCEE/MSC must be corrected by the contractor. (CDRL B009)

4.6.2            Site Preparation and Clearance

The Contractor shall perform site work, as necessary, to prepare sites for implementing remedial actions. The Contractor shall plan the work and document all activities. The





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Contractor shall clear the site and remove designated structures and debris to prepare the site for remediation and execute earthwork to prepare for construction of the technical remedies. The Contractor shall perform actions including, but not limited to, excavation and fill, borrowing, hauling, grading, topsoil storage, removal of hidden obstacles, and implementation of erosion control measures.

The Contractor shall construct temporary access roads, parking areas, paths, and curbs necessary for work at the remediation site and erect fencing and gates for the duration of the activity. Security and access controls shall be implemented to prevent unauthorized entry to sites and to protect wildlife from site exposure.

The Contractor shall survey existing utilities to determine adequacy and need for modifications to support site activities. The Contractor shall construct connections or new systems for electrical power, water, sewer, gas distribution, telephone, and other utilities, as required, to accomplish the remedial action.

The Contractor shall erect or install support buildings, equipment enclosures, and storage facilities for contaminated material and shall be in accordance with applicable regulatory requirements.

The Contractor shall plan, construct, operate, maintain and decommission systems necessary to control storm water run-on and run-off. These systems may include, but are not limited to, berms, dikes, flood walls, levees, pipes, culverts, gabions, rip rap, chutes, flumes, lagoons, basins, and tanks. The Contractor shall plan, construct, operate, maintain, and decommission facilities required to transport surface water drainage to a treatment plant, discharge location, or any other destination.

4.6.3            Transportation

The Contractor shall comply with the following requirements for any task involving the transportation of hazardous wastes and/or contaminated materials to off-site treatment, storage and/or disposal facilities. Waste materials shall be transported in accordance with 49 CFR 172, 173, 178, 179 and all other applicable local, state and federal transportation regulations.

All vehicles leaving the exclusion zone shall be decontaminated prior to leaving the project site. The Contractor shall inspect all vehicles prior to their leaving the project site to ensure that the least possible amount of soil adheres to wheels and undercarriages.

The Contractor shall not deliver site materials to any facility other than the. approved disposal facility (i.e. listed on the shipping manifest).





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The Contractor shall be responsible for any and all actions necessary to remedy situations involving contaminant excursions in transit or mud, soil, contaminants, waste materials tracked off-site.

The Contractor shall prepare and submit for COR approval a route selection report containing results of any inspections of the proposed access routes to determine road conditions, overhead clearance, weight restrictions, and required traffic control measures.

The Contractor shall ensure that trucks are protected against contamination by properly covering and lining them with compatible materials, and/or by decontaminating them prior to any use other than hauling contaminated materials.

The Contractor shall comply with Special Provision H-007 of the basic contract. Prior to leaving the site, a load inspection of all shipments shall be accomplished by the Contractor in conjunction with a responsible government party designated by the COR. The resulting Load Inspection Report shall be submitted to the COR. The Load Inspection Report shall include:

a.               A complete and accurate manifest
b. Verification of appropriate Department of Transportation (DOT) approved shipping container(s) in accordance with 49 CFR 172, 173, 178, 179 and all other applicable local, state and federal transportation regulations
c. Labeling in accordance with DOT regulations specified by 49 CFR 172, 173, 178, 179 and all other applicable local, state and federal transportation regulations
d.               When required, a Bill of Lading traceable to the manifest
e. Validation that all waste shipment containers are in good condition and not leaking
f. A statement that the driver is physically fit to perform his duties
g. Validation that the driver has written documentation in his possession of completion of the required DOT safety training and health monitoring
h.               A statement that the driver's log book is current
i.               Validation that a certificate of insurance is in force

4.6.4            Site Closure and Demobilization

The Contractor shall decontaminate equipment and facilities, decommission facilities as necessary, and restore the site. The Contractor shall document and report on activities and train Government Personnel as required.

The Contractor shall decontaminate equipment and structures and dispose of contaminated materials.

The Contractor shall remove temporary facilities installed to accomplish the remediation work, such as office trailers storage buildings, decontamination facilities, personnel sanitation facilities, shops, surfacing, fencing, walkways, and signs and disconnect and





                               Attachment 1 - SOW

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remove temporary utilities such as power, telephone, water, sewer and gas no longer needed at the site. The Contractor shall shut down the facility. Activities associated with shut down include, but are not limited to, defueling and disposing of system fluids, combustible materials, debris, and other wastes. The Contractor shall also be responsible for isolating and "mothballing" equipment.

The Contractor shall perform earthwork to restore the site. This includes, but is not limited to, excavation, fill, backfill, hauling, grading, compaction, contouring, and topsoil replacement. Implement erosion control measures using such methods as seeding, mulch, sodding, and erosion control fabrics; restore mads, structures and utilities; plant trees, shrubbery, grasses and other vegetation.





                               Attachment 1 - SOW